Filed On April 27, 2012	File No. 333-84159
File No. 811-09517

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	13	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	14	☒

(Check appropriate box or boxes)

VARIABLE ANNUITY ACCOUNT XI
(Scarborough Advantage)
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code:
(785) 438-3000

Name and Address of Agent for Service:
Chris Swickard, Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

☐     immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on May 1, 2012, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  Interests in a separate account under group unallocated flexible premium deferred variable annuity contract.

Prospectus

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY

May 1, 201 2

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6914	32-69146-00 2011/05/01

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY

Group Flexible Purchase Payment Deferred Variable Annuity Contract

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Scarborough Advantage Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is a group contract available for those persons eligible to participate in the International Brotherhood of Electrical Workers (“IBEW”) Local Unions Savings and Retirement Plan and Trust. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XI, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are:

•	Goldman Sachs VIT Strategic Growth
•	Goldman Sachs VIT Structured Small Cap Equity
•	Guggenheim VT All Cap Value
(formerly Rydex | SGI VT All Cap Value)
•	Guggenheim VT Large Cap Value
(formerly Rydex | SGI VT Large Cap Value)
•	Guggenheim VT Mid Cap Value
(formerly Rydex | SGI VT Mid Cap Value)
•	Guggenheim VT MSCI EAFE Equal Weight (formerly Rydex | SGI VT MSCI EAFE Equal Weight)
•	Invesco V.I. Global Real Estate
•	Invesco V.I. International Growth
•	Janus Aspen Janus Portfolio
•	Neuberger Berman AMT Socially Responsive
•	PIMCO VIT Real Return
•	PIMCO VIT Total Return
•	Rydex VT Energy Services
•	T. Rowe Price Mid-Cap Growth

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value in the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 201 2 , which has been filed with the Securities and Exchange Commission (“SEC”), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the underlying funds by contacting the Company at 1-800-888-2461.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

 Date:  May 1, 201 2

V6914	32-69146-00 2011/05/01

Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 36 of this Prospectus.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Unit — A unit of measure used to calculate Contract Value.

Administrative Office — PlanMember Securities Corp/Scarborough Alliance Group, One Bridge Street, Irvington, New York 10533.

Annuitant — The person that you designate to receive annuity payments. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Start Date — The date when annuity payments are to begin.

Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a payroll deduction arrangement.

Contract Date — The date of your first contribution to the Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contractholder or Holder — The IBEW Local Unions Savings and Retirement Plan and Trust holds the Contract for the benefit of Participants.

Contract Value — The total value of your account which includes amounts allocated to the Subaccounts and the Fixed Account.

Contract Year — Each twelve-month period measured from the Contract Date.

Designated Beneficiary — The person designated by you as having the right to the death benefit, if any, payable upon your death.

Fixed Account — A separate account of the Company to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest declared periodically by the Company.

General Account — All assets of the Company other than those allocated to the Separate Account, the Fixed Account, or to any other separate account of the Company.

Participant — A Participant as defined in the Trust Agreement.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Separate Account — The Variable Annuity Account XI. A separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Trust — The IBEW Local Unions Savings and Retirement Plan and Trust.

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Trust Agreement — The Trust Agreement creating the Trust.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract pursuant to the terms of the Trust Agreement if you are eligible to be a Participant under its terms.

The Separate Account and the Underlying Funds — The Separate Account is currently divided into accounts, each referred to as a Subaccount. See “Separate Account.” Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Underlying Funds currently available under the Contract are as follows:

•	Goldman Sachs VIT Strategic Growth
•	Goldman Sachs VIT Structured Small Cap Equity
•	Guggenheim VT All Cap Value
•	Guggenheim VT Large Cap Value
•	Guggenheim VT Mid Cap Value
•	Guggenheim VT MSCI EAFE Equal Weight
•	Invesco V.I. Global Real Estate
•	Invesco V.I. International Growth
•	Janus Aspen Janus Portfolio
•	Neuberger Berman AMT Socially Responsive
•	PIMCO VIT Real Return
•	PIMCO VIT Total Return
•	Rydex VT Energy Services
•	T. Rowe Price Mid-Cap Growth

You may allocate your Purchase Payments and Contract Value among the available Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is a separate account of the Company. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company. See “The Fixed Account.”

Purchase Payments — Unless you had an account as of July 1, 1999, the minimum initial Purchase Payment is $2,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum

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subsequent Purchase Payment is $100. There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program. See “Purchase Payments.”

Contract Benefits — You may transfer your Contract Value among the Subaccounts and to and from the Fixed Account.
At any time before the Annuity Start Date, you may surrender your Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value. See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to attaining age 59½.
The Contract provides for a death benefit upon your death prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on a fixed basis. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Charges and Deductions — The Company does not deduct sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.

Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.45% of each Subaccount’s average daily net assets. See “Mortality and Expense Risk Charge.”

Administration and Distribution Charge. The Company currently charges an administration and distribution charge equal to an annual rate of 0.91% of each Subaccount’s average daily net assets, except that the annual rate for the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts is 0.56%. The Company may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each Subaccount’s average daily net assets, except the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight , Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts for which the maximum annual rate is 0.59%. See “Administration and Distribution Charge.”

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted when you begin receiving annuity payments or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. Currently, in Maine and Wyoming, the company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. For a description of these charges and expenses, see the prospectus for each Underlying Fund.

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be new charges for this Contract, which may be higher (or lower), and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy

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this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

Contacting The Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Administrative Office located at One Bridge Street, Irvington, New York 10533 or by phone by calling (914) 591-9200 or 1-800-223-7608.

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Participant Transaction Expenses are fees and expenses that you will pay when you invest in the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract.

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.45%
Annual Administration and Distribution Charge	0.94%1
Total Separate Account Annual Expenses	1.39%
1    The maximum annual administration and distribution charge is 0.94% for all Subaccounts, except the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts for which the maximum annual administration and distribution charge is 0.59%. The Company currently assesses an annual administration and distribution charge of 0.91% from the Subaccounts (0.56% from the  Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts).

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses1	0.65%	1.71%
Net Annual Underlying Fund Operating Expenses	0.65%	1.71%
1    Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2011, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2011. The Total Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

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Examples — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to the Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Whether or not you surrender or annuitize your Contract at the end of the applicable time period	$ 313	$ 957	$ 1,625	$ 3,411

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Whether or not you surrender or annuitize your Contract at the end of the applicable time period	$207	$640	$1,098	$2,369

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Goldman Sachs VIT Strategic Growth	2011	$11.40	$10.95	33,526
	2010	10.44	11.40	36,552
	2009	7.16	10.44	38,683
	2008	12.46	7.16	40,404
	2007	11.47	12.46	46,606
	2006	10.71	11.47	51,867
	2005	10.55	10.71	61,816
	2004	9.81	10.55	70,246
	2003	8.03	9.81	76,750
	2002	10.76	8.03	83,873
Goldman Sachs VIT Structured Small Cap Equity	2011	14.90	14.80	18,198
	2010	11.61	14.90	18,155
	2009	9.22	11.61	18,460
	2008	14.16	9.22	20,091
	2007	17.20	14.16	25,878
	2006	15.53	17.20	31,639
	2005	14.84	15.53	43,461
	2004	12.93	14.84	42,226
	2003	8.98	12.93	44,516
	2002	10.71	8.98	32,740
Guggenheim VT All Cap Value (formerly Rydex | SGI VT All Cap Value)	2011	27.15	25.71	44,716
	2010	23.52	27.15	48,378
	2009	17.86	23.52	51,172
	2008	29.30	17.86	52,608
	2007	28.79	29.30	64,287
	2006	24.48	28.79	61,519
	2005	23.84	24.48	57,907
	2004	21.04	23.84	48,964
	2003	16.67	21.04	43,650
	2002	19.81	16.97	52,701

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	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Large Cap Value (formerly Rydex | SGI VT Large Cap Value)	2011	14.56	13.86	2,501
	2010	12.66	14.56	1,697
	2009	10.11	12.66	730
	20081	10.00	10.11	0
Guggenheim VT Mid Cap Value (formerly Rydex | SGI VT Mid Cap Value)	2011	18.16	16.63	10,292
	2010	15.57	18.16	13,739
	2009	10.93	15.57	29,599
	20081	10.00	10.93	790
Guggenheim VT MSCI EAFE Equal Weight (formerly Rydex | SGI VT MSCI EAFE Equal Weight)	2011	16.25	13.54	31,350
	2010	14.19	16.25	35,159
	2009	11.97	14.19	38,250
	2008	19.62	11.97	42,542
	2007	18.18	19.62	83,632
	2006	15.56	18.18	56,509
	2005	13.77	15.56	40,773
	2004	11.64	13.77	21,331
	20032	10.12	11.64	13,959
Invesco V.I. Global Real Estate	2011	15.74	14.52	2,201
	2010	13.58	15.74	2,126
	2009	10.47	13.58	661
	20081	10.00	10.47	414
Invesco V.I. International Growth	2011	16.57	15.25	2,273
	2010	14.89	16.57	2,361
	2009	11.16	14.89	1,093
	20081	10.00	11.16	482
Janus Aspen Janus Portfolio	2011	15.64	14.58	758
	2010	13.88	15.64	2,371
	2009	10.35	13.88	115
	20081	10.00	10.35	0
Neuberger Berman AMT Socially Responsive	2011	16.28	15.56	2,848
	2010	13.45	16.28	2,730
	2009	10.38	13.45	1,407
	20081	10.00	10.38	999
PIMCO VIT Real Return	2011	12.66	13.94	5,188
	2010	11.87	12.66	6,724
	2009	10.17	11.87	5,379
	20081	10.00	10.17	485
PIMCO VIT Total Return	2011	12.52	12.79	16,564
	2010	11.74	12.52	15,314
	2009	10.44	11.74	13,524
	20081	10.00	10.44	0
Rydex VT Energy Services	2011	18.54	16.59	3,380
	2010	14.91	18.54	1,112
	2009	9.31	14.91	741
	20081	10.00	9.31	0

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	Year	Accumulation Unit Value		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
T. Rowe Price Mid-Cap Growth	2011	33.58	32.70	51,938
	2010	26.57	33.58	53,833
	2009	18.49	26.57	55,650
	2008	31.12	18.49	60,879
	2007	26.85	31.12	70,728
	2006	25.53	26.85	88,405
	2005	22.55	25.53	96,767
	2004	19.32	22.55	88,702
	2003	14.15	19.32	85,852
	2002	18.22	14.15	63,923
1 For the period of October 24, 2008 (the date operations commenced) to December 31, 2008. 2 For the period of October 1, 2003 (the date operations commenced) to December 31, 2003.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998 . The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 201 1 , the Company had total assets of approximately $ 10.7 billion.

Please note that the Company’s audited 2009 financial statements, prepared according to U.S. generally accepted accounting principles (GAAP), have been restated to correct an error in the recognition of the deferred income tax impact related to the other-than-temporary investment impairments, as discussed in Note 1 to the financial statements that appear in the Statement of Additional Information (“SAI”). The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009. Accordingly, other comprehensive income and deferred income tax assets in the Company’s audited GAAP financial statements that appeared in the May 1, 2010 SAI were overstated by this amount.

The Principal Underwriter for the Contract is Security Distributors, Inc. (“SDI”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Participants, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Participants. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

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Separate Account — The Company established the Separate Account under Kansas law on October 26, 1998. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See ”Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Subaccount invests in a corresponding Underlying Fund, each of which has different investment objectives and policies.

Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and

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distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary of, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its affiliate, SDI, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0% to 0. 60 % of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional purchase payments and/or transfers of Contract

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Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a group flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Participant who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a fixed basis, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Contract Value and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
You may purchase the Contract under the terms of the Trust Agreement if you are eligible to be a Participant under its terms.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under the contract that exceed your Contract Value (such as those associated with the death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent  annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

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Application to Invest in the Contract — If you wish to invest in the Contract, you may submit a participation enrollment form and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject a participation enrollment form or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age for which a participation enrollment form will be accepted is age 90.

Purchase Payments — The minimum initial Purchase Payment is $2,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $100. There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

The Company will apply the initial Purchase Payment not later than the end of the Valuation Period during which it is received by the Company; provided that the Purchase Payment is preceded or accompanied by a participation enrollment form that contains sufficient information to establish an account and properly credit such Purchase Payment. If you submit your participation enrollment form and/or initial Purchase Payment to your registered representative, the Company will not begin processing the participation enrollment form and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If the Company does not receive a complete participation enrollment form, the Company will notify you that it does not have the necessary information to establish an account and properly credit your Purchase Payment. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company cannot otherwise establish your account, the Company will return your initial Purchase Payment. The Company may retain your Purchase Payment pending receipt of necessary information; provided that you consent to us retaining the Purchase Payment until your participation enrollment form is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received at the Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Participant is living. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In a participation enrollment form, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase payments will be allocated according to your instructions contained in the enrollment form or more recent instructions received, if any. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the fourteen Subaccounts and the Fixed Account.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at the Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

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Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual and annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

After the Company has received a Dollar Cost Averaging request in proper form at the Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.

You may make changes to the option by writing to the Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or one quarter if transfers were made on a quarterly, semiannual or annual basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.

You may also dollar cost average Contract Value to or from the Fixed Account. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options .

Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option, an Asset Reallocation request in proper form must be received by the Company at the Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the

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applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Participant , will allocate the initial Purchase Payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected.

You may make changes to the option by writing to the Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options .

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the participation enrollment form or the proper form has been properly completed, signed and filed at the Administrative Office. The minimum transfer amount is $100, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

You may also transfer Contract Value from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts.

The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

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The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers you made within a period of calendar days ;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Participants in the group.

If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants, which may have a negative impact on such other Participants.

If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We included transfers made during the 30 day period prior to May 1, 2012 when enforcing this policy. For example, if you transferred money out of the Guggenheim VT Mid Cap Value subaccount on April 16, 2012, the 30 day restriction began on April 17, 2012 and ended on May 16, 2012, which means you could transfer back into the Guggenheim VT Mid Cap Value Subaccount on May 17, 2012. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VT Energy Services	Unlimited
Goldman Sachs VIT Strategic Growth, Goldman Sachs VIT Structured Small Cap Equity, Guggenheim VT All Cap Value, Guggenheim VT Large Cap Value, Guggenheim VT Mid Cap Value,   Guggenheim VT MSCI EAFE Equal Weight,   Invesco V.I. Global Real Estate, Invesco V.I. International Growth, Janus Aspen Janus Portfolio   Neuberger Berman AMT Socially Responsive, PIMCO VIT Real Return, PIMCO VIT Total Return ,T. Rowe Price Mid-Cap Growth
30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the

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Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

      Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Participant in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Participants or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers” into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Participants determined to be engaged in transfer activity that may adversely affect other Participants or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Participants without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Participants and, as a result, the Company will inadvertently treat those Participants differently than Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as

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possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Participants may be treated differently than others. Consequently, there is a risk that some Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including

•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	Partial withdrawals (including systematic withdrawals), and
•	Charges assessed in connection with the Contract.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Participant’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administration and distribution charge under the Contract.

Cut-Off Times — Any written, electronic, or telephonic transactions involving the Contract must be received by us prior to any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received

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by that time (the “cut-off time”). Financial transactions received at or after 3:00 p.m. Central time will be processed on the following Valuation Date. Financial transactions include transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — A Participant may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Participant is living and before the Annuity Start Date, subject to limitations under applicable law. You may not make a full or partial withdrawal after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at the Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper Withdrawal Request form shall include the written consent of any effective assignee, if applicable.

The proceeds received upon a full withdrawal will be the Withdrawal Value. The Withdrawal Value is equal to your Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at the Administrative Office, less any uncollected premium taxes. The Company requires the signature of the Participant on any request to withdraw Contract Value.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $100 including systematic withdrawals as discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax charge. See “Premium Tax Charge.”

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to your instructions to the Company on the Withdrawal Request form. If you do not specify the allocation, the Company will deduct the amount of a partial withdrawal in the same proportion as the Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Participant and, if made prior to the Participant attaining age 59½, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, you may elect to receive systematic withdrawals during your lifetime and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at the Administrative Office. This option may be elected at any time. You may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon your life expectancy. You also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. You may stop or modify systematic withdrawals upon proper written request received by the Company at the Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee.

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax. In no event will the amount of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes your Withdrawal Value to equal zero.

If you are enrolled in the Dollar Cost Averaging or Asset Reallocation Options, you may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

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The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax that may be imposed on withdrawals made prior to the Participant attaining age 59½. See “Federal Tax Matters.”

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant or any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If you die prior to the Annuity Start Date, the Company will pay the death benefit proceeds to your Designated Beneficiary upon receipt of due proof of your death and instructions regarding payment to the Designated Beneficiary.

If your surviving spouse is your sole Designated Beneficiary, your spouse may elect to continue your account in force, subject to certain limitations. If your spouse so elects, the Contract Date of your account will not change, and any death benefit payable after this election will be calculated using the same Contract Date. See “Distribution Requirements” below. If your death occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If you die prior to the Annuity Start Date and you were 75 or younger on the Contract Date, the amount of the death benefit will be the greatest of:

•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

•	Your Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

•	The stepped-up death benefit.

The stepped-up death benefit is:

•	The largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to your attaining age 76, plus

•	Any Purchase Payments allocated to your Contract Value since the applicable Contract anniversary, less

•	Any withdrawals since the applicable anniversary.

The stepped-up death benefit does not come into effect if you die prior to the end of the fifth Contract Year.

If you die prior to the Annuity Start Date and your age was 76 or greater on the Contract Date the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the Administrative Office.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if you have completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Participant’s death instructions regarding the death benefit payment, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the Administrative Office. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there are limits under applicable law on the amount and duration of payments that the Designated Beneficiary may receive, and requirements respecting timing of , payments. Please note that any death benefit the

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Company may pay that is in excess of Contract Value is subject to the Company’s financial strength and claims-paying ability. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Distribution Requirements — If your surviving spouse is the sole Designated Beneficiary, your spouse may elect to continue your account in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds.

The right of a spouse to continue your account, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provision of the account will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Participant’s interest in the Contract within five years of the death of the Participant. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Participant’s death over a period not extending beyond his or her life or life expectancy.

Charges and Deductions

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.45% of each Subaccount’s average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

Administration and Distribution Charge — The Company may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each Subaccount’s average daily net assets, except the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts for which the maximum annual rate is 0.59%. The Company is currently charging an annual rate of 0.91% of each Subaccount’s average daily net assets (0.56% of the average daily net assets of the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts). The purpose of this charge is to reimburse the Company for the expenses associated with administration and distribution of the Contract and operation of the Subaccounts. The Company expects to profit from this charge, and may use any profit derived from this charge for any lawful purpose, including distribution expenses.

Premium Tax Charge — Whether or not a premium tax is imposed will depend upon, among other things, the Holder’s state of domicile, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Such a tax is typically assessed when annuity payments are to begin, and, accordingly, the Company currently deducts this charge upon the Annuity Start Date. The Company assesses a premium tax charge to reimburse itself for any premium tax that it incurs in connection with the Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. In Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and

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1.00% respectively. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the administration and distribution charge for the Contract where the expenses associated with the administration of the Contract are reduced.

Guarantee of Certain Charges — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.45% of each Subaccount’s average daily net assets and the charge for administration and distribution will not exceed an annual rate of 0.94% of each Subaccount’s average daily net assets (0.59% for the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts).

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Participant indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

Annuity Period

General — You select the Annuity Start Date when you complete the participation enrollment form. The Annuity Start Date may not be within 30 days of the Contract Date and may not be deferred beyond your 90th birthday. If you do not select an Annuity Start Date, the Company will use your 90th birthday as the Annuity Start Date.

On the Annuity Start Date, your Contract Value as of that date, less any applicable premium taxes, will be applied to provide an annuity under one of the options described below. Each option is a fixed annuity for which annuity payments will not fluctuate.

The Contract provides for five Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. The annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement using projection scale G and are adjusted to reflect an interest rate of 3%, compounded annually. If no Annuity Option is selected, the Company will make payments under Option 2, a life income, with a 10-year period certain.

Annuity Options 1 through 5 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at the Administrative Office at least 30 days prior to the Annuity Start Date set

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forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Administrative Office.

Once annuity payments have commenced under one of the Annuity Options, the Participant cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. The Contract specifies annuity tables for Annuity Options 1 through 5, described below. The tables contain the guaranteed minimum dollar amount of each annuity payment (per $1,000 of Contract Value, less any premium taxes applied).

Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Participant, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.

Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

Option 4 — Joint and Last Survivor. Annuity payments will be made as long as either the Annuitant or a secondary Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Option 5 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the Primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. The Fixed Account is a separate account of the Company established under Kansas law on October 26, 1998. The Company owns the assets of the Fixed Account and maintains them apart from the assets of its General Account and its other separate accounts. The assets held in the Fixed Account equal to the reserves and other Contract liabilities with respect to the Fixed Account may not be charged with liabilities arising from any other business the Company may conduct. Income and realized and unrealized gains and losses from assets in the Fixed Account are credited to, or charged against, the Fixed Account without regard to the income, gains or losses from the Company’s General Account or its other separate accounts.

The Fixed Account is subject to regulation and supervision by the Kansas Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure,

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however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Subject to applicable law, the Company has sole discretion over investment of the assets of its Fixed Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to the Company’s financial strength and claims-paying ability.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates (the “Current Rate”) that are paid by the Company. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The Company will determine the Current Rate, if any, from time to time.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Company bears the investment risk for Contract Value allocated to the Fixed Account and for paying interest at the Current Rate on amounts allocated to the Fixed Account. The Company does not guarantee a minimum Current Rate of interest.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes will be the same for Participants who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration and distribution charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are also allowed pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is $100. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right at a future date to limit the number of transfers permitted each Contract Year, to limit the size and frequency of transfers and to discontinue transfers.

You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. See “Full and Partial Withdrawals” and “Systematic Withdrawals.”

Payments from the Fixed Account — Full and partial withdrawals, and transfers from the Fixed Account may be delayed for up to six months after a written request on the Withdrawal Request form, or other designated proper form is received by the Company at the Administrative Office. During the period of deferral, interest at the Current Rate will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Holder — The Contractholder is the IBEW Local Unions Savings and Retirement Plan and Trust (the “Trust”). The Trust holds the Contract for the benefit of Participants. While living, the Participant alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Participant prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the

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Participant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Participant’s estate. The Primary Beneficiary is the individual named as such in the participation enrollment form or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Participant prior to the Annuity Start Date. The Participant may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at the Administrative Office. The change will not be binding on the Company until it is received and recorded at the Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated.

Reference should be made to the terms of the Trust Agreement and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

Dividends — The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid.

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	During which the NYSE is closed other than customary weekend and holiday closings,

•	During which trading on the NYSE is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of the Participant, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use in connection with a retirement plan that is not a “qualified” plan for federal tax purposes. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Participant, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws

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or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used to avoid tax penalties or to promote, sell or recommend any tax plan or arrangement.

Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Participant has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that will be the case, these differences could result in a Participant being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Participant from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

Income Taxation of Annuities in General—Non-Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until

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some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a contract less any distributions received previously under the contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Distributions on or after the Annuity Start Date. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Additional Considerations —

Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond

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the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

The right of a spouse to continue the account, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of the account will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.

Gift of Annuity Contracts. Generally, gifts of non-tax qualified contracts prior to the Annuity Start Date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Contracts Owned by Non-Natural Persons. If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person (such as the Contract held by the Trust on behalf of the Participants) is considered held by a natural person.

Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of your Contract Value, the designation of an Annuitant, payee or beneficiary, the selection of certain Annuity Start Dates or the exchange of your Contract Value may result in certain tax consequences to the Participant that are not discussed herein. A Participant contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Tax Considerations —

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a Participant should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump

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sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively.  After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions).  This would result in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. , state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered ”investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Participant. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the

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Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

It is important that each Participant provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from those who do vote. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of persons may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Participants, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company’s management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Participants.

In connection with a substitution of any shares attributable to a Participant’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Participant approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Participants. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Participants if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of the Holder or Participants, to make any change to the provisions of the Contract to comply with, or give Participants the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

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Reports to Participants — The Company will send you quarterly a statement setting forth a summary of the transactions that occurred during the quarter, and indicating the Contract Value as of the end of the quarter. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

Electronic Privileges — If the Electronic Privileges section of the participation enrollment form or other proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Reallocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to the Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Participant’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. is a party that are reasonably likely to materially affect the Separate Account, the Company’s ability to meet its obligations under the Contract, or Security Distributors, Inc.’s ability to perform its contract with the Separate Account.

Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the form of the Contract under Kansas law.

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Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of PlanMember Securities Corporation/Scarborough Alliance Group, a member of FINRA that has entered into a selling agreement with the Company and SDI for the sale of the Contract (“PlanMember”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to PlanMember through SDI. During fiscal years 2011, 2010 and 2009, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $864,423.86, $885,326.97   and $873,083.46, respectively.

SDI passes through commissions it receives to PlanMember and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

The Company pays commissions to PlanMember in connection with the promotion and sale of the Contract. A portion of any payments made to PlanMember may be passed on to its registered representatives in accordance with its internal compensation program. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Participants or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

The Company pays commissions as a percentage of Contract Value on an ongoing basis. The Company does not expect commissions paid to PlanMember to exceed 0.75% annually of average Contract Value. The Company also may pay non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to PlanMember, depending on the agreement between PlanMember and your registered representative and PlanMember’s internal compensation program. This program may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and PlanMember may receive in connection with your purchase of a Contract.

Performance Information

Performance information for the Subaccounts, including yield and total return of the Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Participants.

Quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and the administration and distribution charge, and may simultaneously be shown for other periods.

Although the Contract was not available for purchase until October 1999, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

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Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 201 1 , and the financial statements of Variable Annuity Account XI at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for Scarborough Advantage Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing your request to Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
Safekeeping of Assets

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.
More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.

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Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Invesco V.I. Global Real Estate Fund	Series I	Total return through growth of capital and current income.	Invesco Advisors, Inc. (Investment Adviser) Invesco Asset Management Limited (Sub-Adviser)
Invesco V.I. International Growth Fund	Series I	Long-term growth of capital	Invesco Advisors, Inc.
Goldman Sachs VIT Strategic Growth Fund		Long-term growth of capital	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Structured Small Cap Equity Fund	Institutional	Long-term growth of capital	Goldman Sachs Asset Management, L.P.
Janus Aspen Janus Portfolio	Service	Seeks long-term growth of capital	Janus Capital Management LLC
Neuberger Berman AMT Socially Responsive	Class S	Long-term growth of capital	Neuberger Berman Management LLC (Investment Adviser) Neuberger Berman, LLC (Sub-Adviser)
PIMCO VIT Real Return Portfolio	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Rydex VT Energy Services Fund
Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.
Guggenheim Investments
Guggenheim VT All Cap Value		Long-term growth of capital	Guggenheim Investments
Guggenheim VT MSCI EAFE Equal Weight		Performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index	Guggenheim Investments
Guggenheim VT Large Cap Value		Long-term growth of capital	Guggenheim Investments
Guggenheim VT Mid Cap Value		Long-term growth of capital	Guggenheim Investments
T. Rowe Price Mid Cap Growth	Institutional	Seeks long-term capital appreciation	T. Rowe Price Associates, Inc.

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SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
Variable Annuity Account XI

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 201 2

Group Flexible Purchase Payment Deferred Variable
Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Scarborough Advantage Variable Annuity dated May 1, 201 2 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit (the “Company”) by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497. The Scarborough Advantage Variable Annuity is funded by a separate account of the Company called the Variable Annuity Account XI.

V6914A	32-69149-01 2011/05/01

Table of Contents

Page
GENERAL INFORMATION AND HISTORY	3
Safekeeping of Assets	3
PERFORMANCE INFORMATION	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	4
FINANCIAL STATEMENTS	4

2

General Information and History

For a description of the Scarborough Advantage Variable Annuity, a group flexible purchase payment deferred variable annuity contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the Variable Annuity Account XI (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

Performance Information

Performance information for the Subaccounts, including the yield , average annual total return and total return, may appear in advertisements, reports, and promotional literature provided to current or prospective Participants.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:

P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the Separate Account inception date, and reflect the deduction of the mortality and expense risk charge of 0.45% and the maximum annual administration and distribution charge of 0.94% for all Subaccounts except the Guggenheim VT Large Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT All Cap Value and Guggenheim VT Mid Cap Value Subaccounts for which the maximum annual administration and distribution charge is 0.59%.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume the maximum annual administration and distribution charge. The maximum annual administration and distribution charge if reflected would lower the Non-Standardized Total Return . Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract.   Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the maximum annual administration and distribution charge and other fees and charges since the date of inception of the Separate Account or Subaccount .

Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and

3

quality of the Underlying Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 201 1 and 2010 and for each of the three years in the period ended December 31, 2011, and the financial statements of Variable Annuity Account XI at December 31, 201 1 , and for each of the specified periods ended December 31, 2011 and 2010, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 201 1 , and the financial statements of Variable Annuity Account XI at December 31, 2011 and for each of the specified periods ended December 31, 2011 and 2010, or for portions of such periods as disclosed in the financial statements are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Benefit to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

4

Consolidated Financial Statements

Security Benefit Life Insurance Company and Subsidiary
(An Indirect Wholly Owned Subsidiary of Guggenheim SBC Holdings, LLC)
Year Ended December 31, 2011, Periods From July 31, 2010
Through December 31, 2010, and January 1, 2010 Through
July 30, 2010 and Year Ended December 31, 2009
With Report of Independent Registered Public
Accounting Firm

Ernst & Young LLP

Security Benefit Life Insurance Company and Subsidiary

Consolidated Financial Statements

Year Ended December 31, 2011, Periods From July 31, 2010 Through
December 31, 2010, and January 1, 2010 Through July 30, 2010
and Year Ended December 31, 2009

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, Mo 64105-2143 Tel: + 1 816 474 5200 Fax: + 1 816 480 5555 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiary (collectively, the Company), an indirect wholly owned subsidiary of Guggenheim SBC Holdings, LLC, as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholder’s equity, and cash flows for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiary at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective July 31, 2010, in response to the acquisition of the Company’s parent, the Company adjusted its historical accounting basis to reflect the change in control at July 31, 2010.

Also, as discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for embedded credit derivatives effective July 1, 2010, and other-than-temporary impairments effective January 1, 2009.

April 9, 2012
Kansas City, Missouri

Security Benefit Life Insurance Company and Subsidiary

Consolidated Balance Sheets

	December 31
	2011	2010
	Successor	Successor
	(In Thousands,
	Except Share Amounts)
Investments:
Securities available for sale:
Bonds	$4,411,618	$3,696,561
Equities	85,783	88,380
Synthetic bonds	23,078	27,468
Notes receivable from affiliates	853,918	723,327
Bonds held to maturity	28,084	29,575
Mutual fund trading	1	3,988
Officer mortgage loans	7,404	8,274
Policy loans	98,622	106,187
Cash and cash equivalents	621,298	88,973
Restricted cash	15,932	46,176
Short-term investments	5,279	3,316
Other invested assets	111,429	89,651
Total investments	6,262,446	4,911,876

Accrued investment income	44,112	37,252
Accounts receivable	19,109	9,472
Deferred income tax asset	–	18,666
Reinsurance recoverable	531,224	530,467
Property and equipment, net	49,251	52,044
Deferred policy acquisition costs	92,162	5,292
Deferred sales inducement costs	86,828	–
Value of business acquired	44,405	53,792
Other intangible assets	2,858	2,958
Other assets	48,249	44,049
Separate account assets	4,121,064	4,862,960
Total assets	$11,301,708	$10,528,828

	December 31
	2011	2010
	Successor	Successor
	(In Thousands,
	Except Share Amounts)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$6,249,986	$4,910,180
Policy and contract claims	2,542	4,338
Other policyholder funds	16,869	17,198
Accounts payable and accrued expenses	104,924	76,396
Income taxes payable	1,231	3,178
Deferred income tax liability	24,235	–
Long-term debt	122,535	121,239
Mortgage debt	34,413	36,597
Other liabilities	17,380	7,454
Separate account liabilities	4,121,064	4,862,960
Total liabilities	10,695,179	10,039,540

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	463,492	463,492
Accumulated other comprehensive income (loss)	42,015	(1,545)
Retained earnings	94,022	20,341
Total stockholder’s equity	606,529	489,288

Total liabilities and stockholder’s equity	$11,301,708	$10,528,828

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Operations
		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Revenues:
Insurance premiums and other considerations	$444	$157	$207	$1,057
Asset-based fees	91,041	37,556	51,778	78,886
Other product charges	14,006	6,238	11,343	25,740
Net investment income	271,938	87,199	127,824	176,319
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	4,591	3,357	5,337	(1,994)
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(803)	(365)	(19,341)	(68,507)
Portion of impairment losses on available-for-sale
bonds recognized in other comprehensive income	–	6	4,588	21,157
Other revenues	27,000	10,325	12,757	38,235
Total revenues	408,217	144,473	194,493	270,893

Benefits and expenses:
Annuity benefits:
Interest credited to account balances	133,130	51,910	71,607	129,486
Benefits in excess of account balances	4,619	1,218	2,642	7,529
Traditional life insurance benefits	(777)	124	(2,299)	(808)
Other benefits	12,318	1,798	1,754	(11,130)
Total benefits	149,290	55,050	73,704	125,077

Commissions and other operating expenses	114,654	47,661	65,887	104,088
Amortization of deferred policy acquisition costs, deferred
sales inducement costs, and value of business acquired	6,536	3,405	35,562	43,531
Interest expense	15,559	6,679	8,485	17,367
Other expenses	554	798	414	187
Total benefits and expenses	286,593	113,593	184,052	290,250

Income (loss) before income tax expense	121,624	30,880	10,441	(19,357)
Income tax expense	22,943	10,539	8,472	5,056
Net income (loss)	$98,681	$20,341	$1,969	$(24,413)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder’s Equity
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2009	$7,000	$87,627	$(189,591)	$192,985	$98,021
Cumulative effect of change in
accounting for investment
impairments	–	–	(53,348)	82,075	28,727
Comprehensive income:
Net loss	–	–	–	(24,413)	(24,413)
Other comprehensive income, net	–	–	95,750	–	95,750
Comprehensive income					71,337
Dividends paid	–	–	–	(1,160)	(1,160)
Balance at December 31, 2009	7,000	87,627	(147,189)	249,487	196,925
Cumulative effect of change in
accounting for embedded
credit derivatives	–	–	10,153	(10,153)	–
Capital contribution from parent	–	340,000	–	–	340,000
Comprehensive income:
Net income	–	–	–	1,969	1,969
Other comprehensive income, net	–	–	59,181	–	59,181
Comprehensive income					61,150
Balance at July 30, 2010	7,000	427,627	(77,855)	241,303	598,075

Successor
Adjustments related to push
down of purchase price resulting
from change in control (restated)	–	35,865	77,855	(241,303)	(127,583)
Balance at July 31, 2010	7,000	463,492	–	–	470,492
Comprehensive income:
Net income	–	–	–	20,341	20,341
Other comprehensive loss, net	–	–	(1,545)	–	(1,545)
Comprehensive income					18,796
Balance at December 31, 2010	7,000	463,492	(1,545)	20,341	489,288
Comprehensive income:
Net income	–	–	–	98,681	98,681
Other comprehensive income, net	–	–	43,560	–	43,560
Comprehensive income					142,241
Dividends paid	–	–	–	(25,000)	(25,000)
Balance at December 31, 2011	$7,000	$463,492	$42,015	$94,022	$606,529

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Operating activities
Net income (loss)	$98,681	$20,341	$1,969	$(24,413)
Adjustments to reconcile net income (loss) to net cash and
cash equivalents provided by operating activities:
Net realized/unrealized (gains) losses	(3,788)	(2,998)	9,416	49,344
Depreciation and amortization	3,611	1,684	2,365	4,289
Amortization of investment premiums and discounts	(36,523)	8,476	(7,326)	8,962
Annuity and interest-sensitive life products –
interest credited to account balances	133,130	51,910	71,607	129,486
Policy acquisition costs deferred	(91,082)	(6,429)	(11,448)	(19,750)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and
value of business acquired	6,536	3,405	35,562	43,531
Sales inducement costs (deferred) charged back	(85,684)	–	236	33
Change in restricted cash	30,244	2,290	(14,266)	(26,814)
Net sales (purchases) of mutual funds, trading	3,692	(4,000)	(1)	–
Other changes in operating assets and liabilities	81,392	24,284	(4,703)	128,541
Net cash and cash equivalents provided by operating
activities	140,209	98,963	83,411	293,209

Investing activities
Sales, maturities, or repayments of investments:
Bonds available for sale	1,795,153	648,097	538,352	1,437,078
Synthetic bonds	5,460	–	–	–
Equity securities available for sale	114,455	8,583	32,058	14,838
Notes receivable from affiliates	50,000	20,000	–	–
Bonds held to maturity	997	198	436	22,174
Officer mortgage loans	1,070	1,017	1,825	1,896
Mortgage loans	3,907	–	–	–
Other invested assets	52,282	5,714	2,164	1,158
	2,023,324	683,609	574,835	1,477,144
Acquisitions of investments:
Bonds available for sale	(2,472,088)	(952,061)	(913,232)	(1,248,367)
Synthetic bonds	(4,949)	–	–	–
Equity securities available for sale	(166,858)	(11,396)	(10,740)	(31,843)
Bonds held to maturity	–	–	–	(26,195)
Note receivable	(25,000)	–	–	–
Officer mortgage loans	(200)	(160)	(210)	–
Mortgage loans	(3,907)	–	–	–
Other invested assets	(79,411)	(13,797)	(10,539)	(27,795)
	(2,752,413)	(977,414)	(934,721)	(1,334,200)

Security Benefit Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows

		July 31,	January 1,
	Year Ended	2010 Through	2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
		(In Thousands)

Net purchases of property and equipment	$(718)	$(62)	$(139)	$(105)
Net (purchases) sales of short-term investments	(14,381)	(1,000)	67,681	(69,971)
Net decrease in policy loans	7,565	2,232	4,709	8,710
Net cash and cash equivalents (used in) provided by
investing activities	(736,623)	(292,635)	(287,635)	81,578

Financing activities
Payments on mortgage debt	(2,184)	(868)	(1,174)	(1,910)
Capital contribution from parent	–	–	340,000	–
Dividends paid	(25,000)	–	–	–
Deposits to annuity account balances	1,421,732	57,601	80,122	159,943
Withdrawals from annuity account balances	(265,809)	(116,190)	(171,367)	(438,022)
Net cash and cash equivalents provided by (used in)
financing activities	1,128,739	(59,457)	247,581	(279,989)

Increase (decrease) in cash and cash equivalents	532,325	(253,129)	43,357	94,798
Cash and cash equivalents at beginning of period	88,973	342,102	298,745	203,947
Cash and cash equivalents at end of period	$621,298	$88,973	$342,102	$298,745

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$13,857	$6,953	$7,409	$17,349

Income taxes	$4,463	$13,994	$1,597	$2,609

Supplemental disclosures of non-cash information
The Company transferred to an affiliate certain assets in exchange for new intercompany promissory notes. The transfers are as follows:

Assets transferred in:
Notes receivable from affiliates	$158,679	$–	$–	$–

Assets transferred out:
Securities available for sale:
Bonds	$51,770	$–	$–	$–
Equities	55,188	–	–	–
Short-term investments	12,500	–	–	–
Other invested assets	35,729	–	–	–
Accrued investment income	3,492	–	–	–
Total assets transferred out	$158,679	$–	$–	$–

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements

December 31, 2011

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company offers a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of the Company.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings, LLC (GSBCH) to sell all of the outstanding capital stock of SBC. Effective July 30, 2010, SBC was sold to GSBCH, referred to herein as the “Transaction” (see Note 12). At the time of the Transaction, SBMHC was demutualized and then dissolved.

Basis of Presentation

The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company’s assets and liabilities and are labeled “Predecessor.” The statements subsequent to the Transaction are labeled “Successor” and reflect adjusting the Company’s historical accounting basis to reflect the change in control based upon the allocated purchase price by SBC at the Transaction date in the consolidated financial statements.

The consolidated financial statements for the year ended December 31, 2011, the periods July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, include the operations and accounts of SBL and its subsidiary, SDI.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired; calculation of liabilities for future policy benefits; and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

Accounting Changes

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB Accounting Standards Codification (ASC) Subtopic 320-10, Investments – Debt and Equity Securities – Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI on debt securities between credit and non-credit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment was required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated other comprehensive income (loss). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In June 2009, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC Topic 810-10-05, Consolidation – Overall – Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance was effective January 1, 2010. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In August 2009, the FASB issued Accounting Standards Update (ASU) 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009-05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. The Company adopted the guidance, and the adoption did not have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs, and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances, and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable GAAP guidance, and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. The Company adopted this guidance as of January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the reconciliation for Level 3 fair value measurements, which the Company adopted as of January 1, 2011. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11, Scope Exception Related to Embedded Credit Derivatives, which amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations, and collateralized debt obligations. This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. This guidance is effective for financial statements for the first quarter beginning after June 15, 2010, which for the Company is July 1, 2010. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net decrease of $10,153,000 to retained earnings and corresponding net increase of $10,153,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

In April 2010, the FASB issued ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments, clarifying that investments held within the separate accounts of an insurance entity should not be combined with the insurer’s general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. This guidance is effective for financial statements for periods that begin after December 15, 2010, which the Company adopted on January 1, 2011. The adoption of this guidance did not have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In September 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The guidance clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. This guidance will be effective for fiscal years beginning after December 15, 2011, with early adoption permitted, and companies may choose to apply the new guidance either prospectively or retroactively. The Company has decided to adopt this new guidance on a prospective basis and is currently evaluating the impact of the adoption to the Company’s consolidated financial statements.

In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring, authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ends the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. This guidance is effective for annual periods ending on or after December 15, 2012, which for the Company is December 31, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

Also in April 2011, the FASB issued ASU 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements, authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The guidance is effective for the first interim or annual period beginning on or after December 15, 2011, which for the Company is January 1, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Company is January 1, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This guidance is effective for fiscal years ending on or after December 15, 2012, which for the Company is December 31, 2012. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, authoritative guidance to defer certain provisions included in ASU 2011-05. This guidance defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments to allow FASB time to redeliberate whether to present on the face of the financial statements the effects of reclassification out of accumulated other comprehensive income for all periods presented. This guidance is effective for annual periods ending on or after December 15, 2012, which for the Company is effective December 31, 2012. The adoption is not expected to have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred policy acquisition costs and applicable income taxes. The adjustment related to deferred policy acquisition costs represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized. If it is determined that a decline in fair value is other than temporary, unrealized losses are generally bifurcated between credit- and non-credit-related impairments. Credit-related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income.

The Company holds certain bonds classified as available for sale, which have the embedded credit derivative features. Prior to July 1, 2010, these securities were treated as available-for-sale securities. Effective July 1, 2010, the embedded credit derivative feature of the securities related to the written credit default swaps are required to be bifurcated or the fair value option for the entire instrument may be elected. The Company has elected to utilize the fair value option for the entire instrument, with the changes in fair value being recognized through realized gains (losses) in the consolidated statements of operations.

Equity securities include common stocks and non-redeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Mutual funds include affiliated and non-affiliated mutual funds and seed money investments. A portion of the mutual fund investments is purchased to generate returns for certain liabilities. Mutual funds are classified as trading and carried at fair value, with changes in fair value reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Realized capital gains and losses on sales of investments are determined using the average cost method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, OTTIs, and market value changes in certain seed money investments are reported in the consolidated statements of operations.

The Company has entered into bridge loans to provide a short-term loan facility utilized by the borrower until permanent financing can be secured or an existing obligation or project is completed. The Company is obligated to fund the loans only upon request from the borrower and receives a commitment fee on the maturity date for providing the loan facility. The Company has also entered into revolver agreements, which are lines of credit where the borrower is allowed to use the funds as needed and are most often used for operating purposes. The Company receives a commitment fee for providing the line of credit to the borrower. If a portion of a bridge loan or revolver is funded, the Company will receive interest on the amount funded.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $97.7 million and $89.5 million at December 31, 2011 and 2010, respectively. The Company’s share of current period net income (loss) of the unconsolidated entities included in net investment income is $38.9 million for the year ended December 31, 2011; $3.9 million and $6.9 million for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively; and $(5.4) million for the year ended December 31, 2009.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company has investments in limited partnerships that are reviewed to determine if they are VIEs under ASC Topic 810, Consolidation. The limited partnerships are primarily entities formed for the purpose of purchasing private equity and fixed income securities. Financing for the entities is primarily accomplished through limited partnership contributions. The Company is a limited partner with no voting rights in the limited partnerships. Certain limited partnerships have been determined to be VIEs, but in each case, the Company has determined it is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities of the VIEs that most significantly impact the entities’ economic performance nor does the Company have the obligation to absorb losses or the right to receive benefits of the VIE that could be significant to the Company. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

The Company’s maximum exposure to loss is based on additional commitments made to limited partnerships. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets as of December 31, 2011, was $68.5 million compared to its maximum exposure to loss of $73.0 million.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

Restricted Cash

Restricted cash consists of cash pledged by the Company as collateral to a financial institution, cash restricted to distribution to the policyholders as a result of the Transaction, and cash held in accordance with the SEC regulations for exclusive benefit of the Company’s clients. All restricted cash has been segregated from the Company’s operating cash accounts.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Derivatives

The Company hedges exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability in the consolidated balance sheets at estimated fair value. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income during the period of change.

The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. When the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. Embedded derivatives which are reported with the host instrument in the consolidated balance sheets in policy reserves and annuity account values are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

Deferred Policy Acquisition Costs

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 10.5% for the years 2012 through 2016 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Deferred Sales Inducement Costs

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

Deferred Selling Commissions

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges.

Effective October 16, 2009, Rydex Distributors, LLC (RDLLC), an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these mutual funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDLLC on December 28, 2009, in a non-cash transaction. As a result of this distribution, RDLLC will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDLLC will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Value of Business Acquired

Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed at the time of the change in control. VOBA is amortized in a similar manner to the amortization of deferred policy acquisition costs.

Intangible Assets

In accordance with ASC Topic 350, Intangibles – Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. In addition, the Company assesses whether its indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2011	2010
	Successor	Successor
	(In Thousands)

Land	$5,630	$5,630
Land improvements	175	–
Building	44,453	44,409
Furniture	1,912	1,908
Data processing equipment	254	42
Computer software	1,967	1,773
Other	168	78
	54,559	53,840
Less accumulated depreciation	5,308	1,796
	$49,251	$52,044

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2011, related to the non-cancelable portion of the lease are $955,000 annually for years 2012 through 2016 and $398,000 thereafter.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Business-Owned Life Insurance

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $20,510,000 and $20,600,000 at December 31, 2011 and 2010, respectively, with the change in value recorded in other revenue of $690,000 for the year ended December 31, 2011; $338,000 and $105,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $2,788,000 for the year ended December 31, 2009. In June 2008, a $56,000,000 loan was taken out against the policy. Interest expense of $2,853,000 related to the policy loan was paid in 2009. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company also issues variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 3, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.25% to 10% during 2011, from 1% to 10% during 2010, and from 1.4% to 10% during 2009.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2011 and 2010, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

During 2011, the Company began offering a fixed index annuity product with returns linked to the performance of the S&P 500®. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest without reduction for potential surrender charges. The host value is established at inception of the contract and accreted over the policy’s life at a constant rate of interest. Fair value of the index options are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation. The fixed index annuity product also offers a guaranteed lifetime withdrawal benefit (GLWB) feature. The GLWB guarantee is accounted for as a benefit reserve.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. In addition, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid on a monthly basis based on contractual agreements. Revenue-sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds that are in underlying variable annuities.

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2011 or 2010.

Reclassifications

Certain amounts appearing in the prior years’ consolidated financial statements have been reclassified to conform to the current year’s presentation.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in other comprehensive income (OCI), and fair values of the Company’s portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2011 and 2010, is as follows:

	December 31, 2011 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$17,226	$666	$–	$–	$17,892
Obligations of government-sponsored enterprises	134,524	2,015	–	–	136,539
Corporate	1,330,121	32,363	30,241	–	1,332,243
Obligations of foreign governments	25,934	569	81	–	26,422
Municipal obligations	228,852	17,082	73	–	245,861
Commercial mortgage-backed	246,727	8,154	1,139	–	253,742
Residential mortgage-backed	873,548	26,719	1,015	–	899,252
Other mortgage-backed	453,375	8,478	177	–	461,676
Collateralized debt obligations	40,686	7,943	753	–	47,876
Other debt obligations	992,643	20,154	22,682	–	990,115
Total bonds	$4,343,636	$124,143	$56,161	$–	$4,411,618

Equity securities:
Financial	$10,353	$226	$295	$–	$10,284
Fund	6,136	–	993	–	5,143
Technology	4,026	–	238	–	3,788
Transportation	1	–	–	–	1
Government	66,567	–	–	–	66,567
Total equity securities	$87,083	$226	$1,526	$–	$85,783

Held to maturity
Bonds:
Corporate	$16,641	$156	$11	$–	$16,786
Other debt obligations	11,443	517	–	–	11,960
Total held to maturity	$28,084	$673	$11	$–	$28,746

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2010 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$21,405	$15	$304	$–	$21,116
Obligations of government-sponsored enterprises	291,202	15	9,209	–	282,008
Corporate	948,595	9,855	8,243	–	950,207
Obligations of foreign governments	9,044	1	109	–	8,936
Municipal obligations	125,057	802	3,867	–	121,992
Commercial mortgage-backed	340,161	5,893	1,349	–	344,705
Residential mortgage-backed	1,123,397	3,719	17,688	6	1,109,422
Other mortgage-backed	73,106	165	2,335	–	70,936
Collateralized debt obligations	40,240	5,584	168	–	45,656
Other debt obligations	727,540	25,070	11,027	–	741,583
Total bonds	$3,699,747	$51,119	$54,299	$6	$3,696,561

Equity securities:
Financial	$9,562	$35	$82	$–	$9,515
Fund	7,201	237	–	–	7,438
Technology	5,228	–	475	–	4,753
Transportation	1	–	–	–	1
Government	66,673	–	–	–	66,673
Total equity securities	$88,665	$272	$557	$–	$88,380

Held to maturity
Bonds:
Corporate	$18,276	$3	$123	$–	$18,156
Other debt obligations	11,299	–	411	–	10,888
Total held to maturity	$29,575	$3	$534	$–	$29,044

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(In Thousands)

Due in one year or less	$13,508	$13,576	$–	$–
Due after one year through five years	351,042	348,788	10,959	10,948
Due after five years through ten years	693,884	696,648	5,682	5,838
Due after ten years	678,223	699,945	–	–
Mortgage-backed securities and other asset-backed securities	2,606,979	2,652,661	11,443	11,960
	$4,343,636	$4,411,618	$28,084	$28,746

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For bonds and equity securities with unrealized losses as of December 31, 2011 and 2010, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2011 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$–	$–	$–	$–	$–	$–
Obligations of government-sponsored enterprises	–	–	–	–	–	–
Corporate	346,735	17,578	170,743	12,663	517,478	30,241
Obligations of foreign governments	4,690	37	2,019	44	6,709	81
Municipal obligations	2,161	73	–	–	2,161	73
Commercial mortgage-backed	18,357	570	11,594	569	29,951	1,139
Residential mortgage-backed	72,507	1,004	4,916	11	77,423	1,015
Other mortgage-backed	3,161	18	21,151	159	24,312	177
Collateralized debt obligations	9,199	575	1,263	178	10,462	753
Other debt obligations	427,331	8,819	244,909	13,863	672,240	22,682
Total bonds, available for sale	$884,141	$28,674	$456,595	$27,487	$1,340,736	$56,161

Total equity securities available for sale	$6,137	$993	$5,965	$533	$12,102	$1,526

Total bonds held to maturity	$–	$–	$1,410	$11	$1,410	$11

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2010 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$14,269	$304	$–	$–	$14,269	$304
Obligations of government-sponsored enterprises	269,409	9,209	–	–	269,409	9,209
Corporate	505,100	8,243	–	–	505,100	8,243
Obligations of foreign governments	8,877	109	–	–	8,877	109
Municipal obligations	104,917	3,867	–	–	104,917	3,867
Commercial mortgage-backed	67,447	1,349	–	–	67,447	1,349
Residential mortgage-backed	797,617	17,688	–	–	797,617	17,688
Other mortgage-backed	61,207	2,335	–	–	61,207	2,335
Collateralized debt obligations	3,104	168	–	–	3,104	168
Other debt obligations	354,892	11,027	–	–	354,892	11,027
Total bonds, available for sale	$2,186,839	$54,299	$–	$–	$2,186,839	$54,299

Total equity securities available for sale	$12,308	$557	$–	$–	$12,308	$557

Total bonds held to maturity	$19,711	$534	$–	$–	$19,711	$534

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

As of December 31, 2011, the Company held $1,341 million in available-for-sale fixed maturity securities with unrealized losses of $56 million. The Company’s portfolio consists of fixed maturity securities where 90% are investment grade (rated AAA through BBB-). For those securities that have been in a loss position for less than 12 months, the Company’s portfolio holds 450 securities with a carrying value of $885 million and unrealized losses of $29 million. Of this portfolio, 91% were investment grade (rated AAA through BBB-) at December 31, 2011. For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company’s portfolio holds 120 securities with a carrying value of $457 million and unrealized losses of $27 million. Of this portfolio, 86% were investment grade (rated AAA through BBB-) at December 31, 2011. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2011.

As of December 31, 2010, the Company held $2,187 million in available-for-sale fixed maturity securities with unrealized losses of $54 million. The Company’s portfolio consisted of fixed maturity securities where 95% are investment grade (rated AAA through BBB-). For those securities that were in a loss position for less than 12 months, the Company’s portfolio held 1,102 securities with a carrying value of $2,187 million and unrealized losses of $54 million. Of this portfolio, 95% were investment grade (rated AAA through BBB-) at December 31, 2010. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company’s ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. With respect to equity securities, the Company considers in its other-than-temporary impairment analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Based upon this evaluation, it was determined that the Company has the ability and intent to hold these investments until a recovery of fair value. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income, and the non-credit portion is recognized in OCI.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than-temporary impairment was recognized in OCI is as follows:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$(84)	$–	$(84,171)	$(89,602)
Credit losses for which an other-than-temporary impairment was not previously recognized	(491)	(84)	(143)	(10,908)
Reduction for securities sold during the period or intended to be sold	82	–	28,106	16,764
Additional credit loss impairments on securities previously impaired	(4)	–	(12,669)	(425)
Reduction for securities adjusted for the adoption of the embedded credit derivative standard	–	–	5,447	–
Balance at end of period	$(497)	$(84)	$(63,430)	$(84,171)

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Interest on bonds	$207,256	$68,603	$99,745	$155,026
Interest on intercompany notes	20,928	13,983	20,110	27,676
Dividends on equity securities	3,145	1,417	1,612	2,010
Dividends on mutual funds	374	–	–	–
Interest on mortgage loans	421	154	244	511
Interest on policy loans	4,726	2,083	3,058	5,519
Interest on short-term investments	2,953	1,087	194	1,022
Other	41,909	4,630	7,297	(7,531)
Total investment income	281,712	91,957	132,260	184,233

Less investment expenses	9,774	4,758	4,436	7,914
Net investment income	$271,938	$87,199	$127,824	$176,319

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds are as follows:

	Year Ended	July 31, 2010 Through	January 1, 2010 Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Proceeds from sales	$1,096,595	$326,141	$243,455	$992,285
Gross realized gains	14,955	3,232	11,541	24,901
Gross realized losses	1,836	2,952	4,596	13,381

During 2011 and 2010, the Company did not sell or transfer any held-to-maturity securities.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs and VOBA consist of the following:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)
Realized gains (losses):
Bonds	$13,060	$(125)	$4,378	$11,558
Equity securities	59	400	2,567	(38)
Other invested assets	(4)	–	–	–
Other	–	–	(30)	–
Total realized gains	13,115	275	6,915	11,520

Impairments:
OTTI of available-for-sale bonds	(495)	(253)	(17,781)	(68,507)
Portion of OTTIs recognized in OCI	–	6	4,588	21,157
OTTI of other invested assets	(308)	(112)	(1,560)	–
Total impairments	(803)	(359)	(14,753)	(47,350)

Holding (losses) gains:
Synthetic bonds	(3,879)	3,153	694	–
Call options	(4,372)	–	–	–
Mutual funds – affiliated	116	31	–	–
Mutual funds – other than trading	590	(44)	(56)	(125)
Total holding (losses) gains	(7,545)	3,140	638	(125)
	4,767	3,056	(7,200)	(35,955)
Related impact on deferred policy acquisition costs and VOBA	(979)	(58)	(2,216)	(13,389)
Net realized/unrealized gains (losses)	$3,788	$2,998	$(9,416)	$(49,344)

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

There were no outstanding agreements to sell securities at December 31, 2011 or 2010.

At December 31, 2011, the Company had securities and cash pledged with a market value of approximately $1.4 billion, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 16) and the home office building (see Note 17).

At December 31, 2011, available-for-sale bonds with a carrying amount of $4.3 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

Repurchase Agreements

The Company engages in reverse repurchase agreements to increase its return on investments and improve liquidity. Under reverse repurchase agreements, the Company purchases securities and agrees to sell substantially the same securities as those purchased. The Company’s policy requires that, at all times during the term of the reverse repurchase agreement, cash or other collateral types provided is sufficient to allow the counterparty to fund substantially all of the cost of purchasing replacement assets. As of December 31, 2011, the Company had $326,011,000 in reverse repurchase agreements. The Company did not have any reverse repurchase agreements as of December 31, 2010.

The Company also enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other collateral types provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $66,775,000 as of December 31, 2011. The repurchase obligation, including accrued interest, related to the repurchase agreements was $66,787,000 as of December 31, 2011, and is included in accounts payable and accrued expenses in the consolidated balance sheets. The Company did not have any repurchase agreements as of December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. The Company believes the counterparties to the repurchase and reverse repurchase agreements are financially responsible and the counterparty risk is minimal as of December 31, 2011.

3. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. Derivative instruments are also used to change the characteristics of the Company’s asset/liability mix to be consistent with the Company’s risk management strategy. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as interest rate swaps, call options, and embedded derivatives, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument.

The Company purchases call options to manage the equity risk associated with products in which the interest credited is tied to an external equity index. The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company sells fixed deferred annuity contracts which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment-grade fixed income securities, and a portion is used to purchase derivatives consisting of one-year call options on the applicable markets to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC, and embedded derivatives accounted for under the Derivatives and Hedging and Fair Value Measurements and Disclosures Topics of the FASB ASC. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

The notional amounts and maximum amount of loss due to credit risk that the Company would incur if parties to the call options failed completely to perform according to the terms of the contracts as of December 31 are as follows:

			2011
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			(Successor)
			(In Thousands)

Barclay’s	A1	A	$75,300	$993
Bank of America	A3	A-	338,650	5,849
JP Morgan	Aa3	A-	371,800	5,290
			$785,750	$12,132

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company has entered into fixed-to-float interest rate swaps which are contracts with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based on LIBOR. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. The Company uses interest rate swaps to effectively modify fixed rate bonds into floating rate investments based on LIBOR.

Details regarding the interest rate swaps as of December 31 are as follows:

				2011		2010
Counterparty	Maturity Date	Receive Rate	Pay Rate	Notional Amount	Fair Value	Notional Amount	Fair Value
				(Successor)
				(In Thousands)

FHLB	5/15/2012	0.457%	5.720%	$5,000	$(92)	$5,000	$(323)
JP Morgan	9/30/2013	0.576%	4.805%	5,000	(331)	5,000	(429)
JP Morgan	10/1/2013	0.372%	4.654%	6,000	(386)	6,000	(513)
				$16,000	$(809)	$16,000	$(1,265)

The fair value of the interest rate swaps is included in other liabilities on the consolidated balance sheets. The fair value of the equity call options is included in other invested assets on the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values on the consolidated balance sheets.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities in the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2011	2010	2011	2010
	(In Thousands)

Interest rate swaps	$–	$–	$809	$1,265
Call options	12,132	–	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	12,982	11,189
Fixed index annuity contracts	–	–	109,530	–
Total derivative financial instruments	$12,132	$–	$123,321	$12,454

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company’s derivative financial instruments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. The changes in the market value of the interest rate swaps are included in net investment income on the consolidated statements of operations. The changes in the market value of the equity call options are included in net realized/unrealized gains (losses) on the consolidated statements of operations. The changes in the market value of the embedded derivatives are included in interest credited to account balances on the consolidated statements of operations.

The following table shows the change in the fair value of the derivative financial instruments in the consolidated statements of operations.

	Year Ended December 31, 2011 (Successor)	July 31, 2010 Through December 31, 2010 (Successor)	January 1, 2010 Through July 30, 2010 (Predecessor)	Year Ended December 31, 2009 (Predecessor)
	(In Thousands)

Interest rate swaps	$464	$23	$(359)	$1,390
Call options	(4,372)	–	–	–
Embedded derivatives:
GMWB and GMAB reserves	(1,793)	1,534	1,899	15,614
Fixed index annuity contracts	(3,602)	–	–	–
Total derivative financial instruments	$(9,303)	$1,557	$1,540	$17,004

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs

The following table summarizes the components of deferred policy acquisition costs:

	December 31
	2011	2010
	Successor	Successor
	(In Thousands)

Deferred policy acquisition costs	$91,363	$5,042
Deferred selling commissions	799	250
Balance at end of year	$92,162	$5,292

An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned profit liability) is presented below:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$5,042	$–	$291,313	$404,123
Cost deferred during the period	90,433	6,161	10,883	18,626
Imputed interest	3,649	70	–	–
Amortized to expense during the period	(6,317)	(1,298)	(31,528)	(36,073)
Effect of realized (gains) losses on amortization of deferred policy acquisition costs	(437)	3	(2,216)	(13,389)
Effect of unrealized (gains) losses	(1,007)	106	(58,664)	(82,408)
Other	–	–	(187)	434
Balance at end of period	$91,363	$5,042	$209,601	$291,313

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

Included in deferred policy acquisition costs prior to July 31, 2010, in the consolidated balance sheets, was the present value of future profits (PVFP). PVFP reflected the estimated fair value of acquired business and represented the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value was the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP related to reinsurance assumed in 2000 and 2003.

PVFP was amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$47,895	$49,253
Imputed interest	3,169	3,272
Amortization	(8,351)	(4,630)
Balance at end of period	$42,713	$47,895

The Company has not capitalized or amortized any PVFP during the year ended December 31, 2011 and the period July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

As a result of a reinsurance transaction entered into in 2007, the Company recorded an unearned profit liability that was being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization were reported as a component of deferred policy acquisition costs on the consolidated balance sheets prior to July 31, 2010. An analysis of the unearned profit liability and associated amortization is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$(72,058)	$(82,230)
Amortization	11,234	10,172
Balance at end of period	$(60,824)	$(72,058)

The Company has not capitalized or amortized any unearned profit liability during the year ended December 31, 2011 and the period July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below:

	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$250	$–	$3,195	$6,215
Costs deferred during the period	649	268	565	1,124
Distribution of deferred selling commissions (see Note 1)	–	–	–	(1,869)
Amortization	(100)	(18)	(753)	(2,275)
Balance at end of period	$799	$250	$3,007	$3,195

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

5. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below:

	Year Ended December 31, 2011 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$–	$83,748	$97,778
Costs deferred (charged back) during the period	85,684	(236)	(33)
Accretion (amortization)	1,144	(9,332)	(13,997)
Balance at end of period	$86,828	$74,180	$83,748

There were no deferred sales inducements capitalized during the period July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

6. Value of Business Acquired

As a result of the Transaction entered into during 2010 (see Note 1), the Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below:

	December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor
	(In Thousands)

Balance at beginning of period	$53,792	$	−
Value of business acquired recognized during the period	−		53,982
Interest imputed for period	3,056		1,359
Amortized to expense during the period	(7,968)		(3,518)
Effect of realized gains	(542)		(61)
Effect of unrealized (gains) losses	(3,933)		2,030
Balance at end of period	$44,405		$53,792

The weighted average amortization period is 23 years for VOBA.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands):

2012	$6,180
2013	4,049
2014	3,465
2015	3,001
2016	2,768

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

Unrealized Gains (Losses) on Available- for-Sale Securities
Predecessor
Accumulated other comprehensive loss at January 1, 2009	$(189,591)
Cumulative effect of change in accounting for investment impairment (see Note 1)	(53,348)
Other comprehensive income:
Unrealized gains on available-for-sale securities	195,712
Realized investment gains, excluding impairment losses	(11,395)
OTTI losses recognized in earnings	68,507
OTTI losses recognized in other comprehensive income	(21,157)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(1,951)
Effect on deferred policy acquisition costs	(82,408)
Provision for deferred income taxes	(51,558)
Total other comprehensive income	95,750
Accumulated other comprehensive loss at December 31, 2009	$(147,189)
Cumulative effect of change in accounting for embedded credit derivative (see Note 1)	10,153
Other comprehensive income:
Unrealized gains on available-for-sale securities	151,758
Realized investment gains, excluding impairment losses	(7,553)
OTTI losses recognized in earnings	19,341
OTTI losses recognized in other comprehensive income	(4,588)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(3,777)
Effect on deferred policy acquisition costs	(58,664)
Provision for deferred income taxes	(37,336)
Total other comprehensive income	59,181
Accumulated other comprehensive loss at July 30, 2010	$(77,855)

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss) (continued)

Unrealized Gains (Losses) on Available- for-Sale Securities
Successor
Other comprehensive loss:
Unrealized losses on available-for-sale securities	$(3,540)
Realized investment gains, excluding impairment losses	(275)
OTTI losses recognized in earnings	365
OTTI losses recognized in other comprehensive income	(6)
Effect on deferred policy acquisition costs and VOBA	2,135
Provision for deferred income taxes	(224)
Total other comprehensive loss	(1,545)
Accumulated other comprehensive loss at December 31, 2010	(1,545)

Other comprehensive income:
Unrealized gains on available-for-sale securities	82,510
Realized investment gains, excluding impairment losses	(13,115)
OTTI losses recognized in earnings	803
Effect on deferred policy acquisition costs and VOBA	(4,940)
Provision for deferred income taxes	(21,698)
Total other comprehensive income	43,560
Accumulated other comprehensive income at December 31, 2011	$42,015

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

8. Employee Benefit Plans

Certain employees of the Company are covered by a qualified, noncontributory, defined-benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee’s highest average compensation over a period of five consecutive years during the last ten years of service. During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period from 2007 to 2012.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined-benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution), and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $763,000 for the year ended December 31, 2011; $183,000 and $322,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $569,000 for the year ended December 31, 2009, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

Incentive compensation expense amounted to $5,002,000 for the year ended December 31, 2011; $921,000 and $1,568,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and $3,078,000 for the year ended December 31, 2009, and is included in the consolidated statements of operations in commissions and other operating expenses.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

9. Reinsurance

Principal reinsurance assumed transactions for the periods ended are summarized as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$16,194	$7,854	$11,817	$24,083
Commissions paid	$2,039	$877	$1,300	$2,236
Claims paid	$4,346	$1,708	$3,228	$6,268
Surrenders paid	$95,866	$41,463	$61,602	$103,384

Principal reinsurance ceded transactions are summarized as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$31,015	$14,612	$16,249	$33,574
Commissions received	$3,319	$1,700	$1,988	$3,671
Claim recoveries	$25,170	$14,354	$16,177	$30,457
Surrenders recovered	$122,738	$60,966	$88,390	$152,798

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

9. Reinsurance (continued)

At December 31, 2011 and 2010, the Company had receivables totaling $531,224,000 and $530,467,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2011 and 2010, was $3.1 billion and $3.3 billion, respectively.

10. Guaranteed Benefit Features

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to variable annuity contract holders are the GMDB, GMAB, GMWB, and GMIB.

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types on its variable annuity products:

•	Return of premium death benefit provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

•
Reset provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder’s age specified birthday (this age varies by product) adjusted for withdrawals.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•
Roll-up death benefit provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

•
Step-up death benefit provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

•
Enhanced death benefit provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

•	Combo death benefit provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts:

	December 31
	2011 (Successor)			2010 (Successor)
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)

Return of premium	$1,786	$62	63	$2,041	$50	62
Reset	119	3	55	135	3	55
Roll-up	186	76	65	219	73	62
Step-up	3,322	184	64	3,306	121	63
Combo	143	47	69	177	39	68
Subtotal	5,556	372	63	5,878	286	63

Enhanced	12	1	66	10	–	66
Total GMDB	$5,568	$373	63	$5,888	$286	63

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $24,095,000 and $27,718,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $9,151,000 and $5,616,000, respectively. The liability for GMWBs and GMABs on variable annuity contracts reflected in the general account as of December 31, 2011 and 2010, was $12,982,000 and $11,189,000, respectively.

The Company’s GMDB and GMIB reserves, accounted for pursuant to ASU 944, Financial Services – Insurance (ASU 944), are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, GMAB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as other benefits. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company’s ASU 944 reserve calculation uses the same assumptions as those used in its deferred policy acquisition cost model.

The following assumptions were used to determine the GMDB and GMIB reserves on the variable annuity products as of December 31, 2011:

•	Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

•	Mean long-term gross blended separate account growth rate is 8.5%.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 100% of Annuity 2000 table.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Discount rate is equivalent to the credited rate (varies by product).

•	Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB and GMAB reserves on the variable annuity products classified under ASC Topic 820 as of December 31, 2011:

•	Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

•	Mortality is 100% of Annuity 2000 table

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Current volatility surface (3 months to 5 years) of 26% graded to 29% at year 5, and graded to the long-term average of 18% at end of projection year 60.

•	Discount rate used is the current swap curve plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index with similar financial strength ratings.

•	Policyholder lapse rates are set to 95% of the assumed base lapses.

The GLWB associated with the fixed index annuity provides guaranteed lifetime periodic withdrawals to the contract holder. The annual withdrawal amount guaranteed is based on a specified percentage of the GLWB benefit base.

•
The GLWB benefit base at contract issue is equal to the initial account value and at each policy anniversary is the greater of account value or the prior anniversary benefit base accumulated generally at an 8% interest rate, adjusted for non-GLWB withdrawals and additional deposits. The roll-up term of the benefit base is the lessor of 10 years or attained age 85 and may be extended for another 10 years up to attained age 85 if the contract holder’s attained age at the 10th policy anniversary is no greater than 80.

•	The roll-up stops when the GLWB lifetime withdrawals start.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•	The specified withdrawal percentage is based on the attained age of the contract holder on the start date of the GLWB lifetime withdrawals.

The following assumptions were used to determine the GLWB reserves on the fixed index annuity product as of December 31, 2011:

•	Data used was based on a combination of historical numbers and future projections involving 200 stochastic scenarios.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 80% of Annuity 2000 table.

•	Discount rate is the credited rate before the exhaustion of account value and is the general account gross earned rate net of investment expense after the exhaustion of account value.

•	Lapse rates vary by duration.

The liability for GLWB on the fixed index annuity contracts reflected in the general account as of December 31, 2011, was $2,916,000 and is included in policy reserves and annuity account values on the consolidated balance sheets. There was no GLWB liability for the period ended December, 31, 2010.

11. Income Taxes

For the year ended December 31, 2011 and the period from July 31, 2010 to December 31, 2010, the Company filed separate federal income tax returns. For the periods July 30, 2010 and prior, the Company filed a consolidated life/non-life federal income tax return with SBMHC. Income taxes were allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2009. The Internal Revenue Service (IRS) is not currently examining any of SBMHC’s federal tax returns. The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

As of December 31, 2011, the Company has $5.8 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest for the year ended December 31, 2011; $32,000 and $274,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively; and none for the year ended December 31, 2009. The Company recorded a liability of $633,000 at December 31, 2011 and 2010.

Income tax expense (benefit) consists of the following:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Current tax expense (benefit)	$6,905	$7,905	$30,267	$3,579
Deferred tax expense (benefit)	16,038	2,634	(21,795)	1,477
Income tax expense (benefit)	$22,943	$10,539	$8,472	$5,056

From a tax return perspective, the Company has $248.3 million of operating loss carryforwards. Based on Internal Revenue Code (IRC) Section 382 limitation calculation related to the acquisition Transaction described in Note 1, a limitation of $11 million per year may reduce the Company’s net operating loss usage. The Company believes they will be able to utilize the tax benefits associated with the amounts identified in the Section 382 limitation. The Company on a consolidated tax return basis through July 30, 2010, had the ability to reduce its current tax liability by the use of non-life affiliate losses and credits.

The Company also has a net operating loss carryforward in multiple states of approximately $5 million that will expire between 2014 and 2030. Due to unitary filing requirements, the Company does not expect to recognize carryforwards expiring in the next five years.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows:

		July 31, 2010	January 1, 2010
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	July 30,	December 31,
	2011	2010	2010	2009
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Federal income tax expense (benefit) computed at statutory rate	$42,568	$10,808	$3,654	$(6,687)
Increases (decreases) in taxes resulting from:
Valuation allowance	(12,590)	2,729	4,800	13,584
Dividends received deduction	(3,540)	(2,790)	(222)	(3,576)
Credits	(473)	(110)	(134)	(320)
Prior period adjustments	(1,967)	–	–	1,593
Other	(1,055)	(98)	374	462
Income tax expense	$22,943	$10,539	$8,472	$5,056

“Credits” in the above table primarily result from low-income housing tax credits and foreign tax credits. “Other” in the table above includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following:

	December 31
	2011	2010
	Successor	Successor
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$84,263	$42,800
Net operating loss	393	866
Deferred loss on investments	148,219	155,363
Deferred policy acquisition costs	–	8,170
Credit carryover	6,292	8,704
Net unrealized capital loss on investments	18,411	524
Other	8,146	8,151
Total deferred income tax assets	265,724	224,578
Valuation allowance	(145,474)	(158,064)
Net deferred income tax assets	120,250	66,514

Deferred income tax liabilities:
Deferred policy acquisition costs	51,043	–
Value of business acquired	15,542	18,416
Net unrealized capital gain on investments	41,314	–
Depreciation	7,592	7,449
Deferred gain on investments	18,868	11,928
Other	10,126	10,055
Total deferred income tax liabilities	144,485	47,848
Net deferred income tax assets (liabilities)	$(24,235)	$18,666

The oldest carryover will expire in 2022, and relates to low-income housing tax credits.

In connection with the Transaction, the tax basis of all assets and liabilities were retained from the predecessor to the successor, subject to certain limitations.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2011 and 2010, the Company recorded a $69.9 million and $62.1 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2011 and 2010, the Company recorded a valuation allowance of $40.8 million and $55.4 million, respectively, against a deferred tax loss that it does not expect will be recovered. Further, as of December 31, 2011 and 2010, the Company established a valuation allowance of $34.8 million and $40.6 million, respectively, against unrealized built-in losses that are limited under IRC § 382.

12. Business Combinations

On July 30, 2010, GSBCH acquired all of the outstanding capital stock of SBC (see Note 1). The aggregate purchase price of SBC was $404 million. Eligible policyholders of the Company received, in the aggregate, $20 million in exchange for their membership interest in SBMHC, and the remaining amounts represented cash contributed to SBC, a portion of which was contributed to the Company.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

12. Business Combinations (continued)

The following table summarizes the allocation of the purchase price of SBC to the Company, which was generally based upon estimated fair values of the Company’s assets acquired and liabilities assumed at the date of acquisition (in thousands):

Investments	$3,641,585
Note receivable from affiliate	740,752
Cash and cash equivalents	410,568
Intangible assets not subject to amortization:
Licenses	2,500
Intangible assets subject to amortization:
Developed technology	500
VOBA	53,982
Property and equipment	53,624
Other assets	745,353
Separate account assets	4,713,721
10,362,585
Policy reserves and annuity account values	4,860,853
Long-term debt	120,527
Mortgage debt	37,465
Other liabilities	159,527
Separate account liabilities	4,713,721
Net assets acquired	$470,492

The Company recognized a prior period adjustment associated with the deferred income tax asset recognized as of the date of the Transaction. In accordance with ASC 805, Business Combinations, the Company is allowed to make adjustments to the new basis of the assets and liabilities for one year after the Transaction date. As a result of reevaluating the calculation of the IRC section 382 limitation, the Company reduced deferred income tax assets and current income taxes payable with a net reduction in contributed capital at the Transaction date by $19,702,000. This also resulted in an increase in current tax expense of $1,147,000 for the Statement of Operations period from July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets

An analysis of intangible asset balances is presented below for the periods presented:

	Trademarks, Trade Names, and Licenses	Developed Technology	Total
	(In Thousands)
Successor
Balance at July 31, 2010	$–	$–	$–
Recognized during the period	2,500	500	3,000
Amortization	–	(42)	(42)
Balance at December 31, 2010	2,500	458	2,958
Amortization	–	(100)	(100)
Balance at December 31, 2011	$2,500	$358	$2,858

The following summarizes amortizable intangible assets:

	December 31, 2011 (Successor)		December 31, 2010 (Successor)
	Carrying Amount	Accumulated Amortization	Carrying Amount	Accumulated Amortization
	(In Thousands)

Developed technology	$500	$142	$500	$42
Total	$500	$142	$500	$42

Intangible assets subject to amortization include developed technology. Intangible assets not subject to amortization include licenses related to the Company’s insurance and annuity business. The intangible asset subject to amortization is being amortized straight-line over five years. Impairment of intangible assets is evaluated annually. There were no impairments for the year ended December 31, 2011.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets (continued)

The expected future amortization schedule for the next five years for developed technology based on current assumptions is expected to be as follows (in thousands):

2012	$100
2013	100
2014	100
2015	58
2016	–

14. Condensed Fair Value Information

Fair Value Hierarchy

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include certain cash equivalents, separate account assets, and mutual funds.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include certain cash equivalents, U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include options, private placements, structured products, synthetic bonds, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs. Level 3 liabilities include interest rate swaps, GMWB and GMAB reserves, and embedded derivative instruments.

Determination of Fair Value

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The following table presents categories reported at fair value on a recurring basis as follows:

	December 31, 2011 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$600,562	$525,565	$74,997	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	17,892	–	17,892	–
Obligations of government-sponsored enterprises	136,539	–	136,539	–
Corporate	1,332,243	–	1,040,802	291,441
Obligations of foreign governments	26,422	–	26,422	–
Municipal obligations	245,861	–	245,861	–
Commercial mortgage-backed	253,742	–	229,391	24,351
Residential mortgage-backed	899,252	–	888,125	11,127
Other mortgage-backed	461,676	–	454,285	7,391
Collateralized debt obligations	47,876	–	3,020	44,856
Other debt obligations	990,115	–	116,418	873,697
Synthetic bonds	23,078	–	–	23,078
Total bonds	4,434,696	–	3,158,755	1,275,941
Equity securities:
Financial	10,284	–	9,801	483
Fund	5,143	5,143	–	–
Technology	3,788	–	3,788	–
Transportation	1	–	–	1
Government	66,567	–	–	66,567
Total equity securities	85,783	5,143	13,589	67,051
Mutual funds	1	1	–	–
Short-term investments	5,279	–	–	5,279
Call options	12,132	–	–	12,132
Separate account assets	4,121,064	4,121,064	–	–
Total assets	$9,259,517	$4,646,630	$3,247,341	$1,365,546

Liabilities:
Interest rate swaps	$809	$–	$–	$809
Embedded derivatives:
GMWB and GMAB reserves	12,982	–	–	12,982
Fixed index annuity contracts	109,530	–	–	109,530
Total liabilities	$123,321	$–	$–	$123,321

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

	December 31, 2010 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$84,039	$84,039	$–	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	21,116	–	21,116	–
Obligations of government-sponsored enterprises	282,008	–	282,008	–
Corporate	950,207	–	690,833	259,374
Obligations of foreign governments	8,936	–	8,936	–
Municipal obligations	121,992	–	105,626	16,366
Commercial mortgage-backed	344,705	–	319,689	25,016
Residential mortgage-backed	1,109,422	–	1,109,422	–
Other mortgage-backed	70,936	–	70,936	–
Collateralized debt obligations	45,656	–	4,529	41,127
Other debt obligations	741,583	–	107,109	634,474
Synthetic bonds	27,468	–	–	27,468
Total bonds	3,724,029	–	2,720,204	1,003,825
Equity securities:
Financial	9,515	–	6,998	2,517
Fund	7,438	7,438	–	–
Technology	4,753	–	4,753	–
Transportation	1	–	–	1
Government	66,673	–	–	66,673
Total equity securities	88,380	7,438	11,751	69,191
Mutual funds	3,988	3,988	–	–
Short-term investments	3,316	–	2,316	1,000
Separate account assets	4,862,960	4,862,960	–	–
Total assets	$8,766,712	$4,950,987	$2,741,709	$1,074,016

Liabilities:
Interest rate swaps	$1,265	$–	$–	$1,265
Embedded derivatives:
GMWB and GMAB reserves	11,189	–	–	11,189
Total liabilities	$12,454	$–	$–	$12,454

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs are as follows:

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2011	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2011	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$259,374	$1,731	$64	$52,855	$(22,583)	$291,441	$1,795
Municipal obligations	16,366	–	(37)	(1,000)	(15,329)	–	(37)
Commercial mortgage-backed	25,016	–	877	3,475	(5,017)	24,351	877
Residential mortgage-backed	–	(4)	174	(2,038)	12,995	11,127	170
Other mortgage-backed	–	–	275	671	6,445	7,391	275
Collateralized debt obligations	41,127	3,530	2,336	(2,137)	–	44,856	5,866
Other debt obligations	634,474	(334)	(15,253)	303,706	(48,896)	873,697	(15,587)
Synthetic bonds	27,468	(4,134)	(3,154)	2,898	–	23,078	(7,288)
Total bonds	1,003,825	789	(14,718)	358,430	(72,385)	1,275,941	(13,929)

Equities:
Financial	2,517	30	(34)	(2,030)	–	483	(4)
Transportation	1	–	–	–	–	1	–
Government	66,673	–	–	(106)	–	66,567	–
Total equities	69,191	30	(34)	(2,136)	–	67,051	(4)
Short-term investments	1,000	–	63	5,216	(1,000)	5,279	63
Call options	–	–	(4,372)	16,504	–	12,132	(4,372)
Total assets	$1,074,016	$819	$(19,061)	$378,014	$(73,385)	$1,360,403	$(18,242)

Liabilities:
Interest rate swaps	$1,265	$(464)	$–	$8	$–	$809	$–
Embedded derivatives:
GMWB and GMAB reserves	11,189	1,793	–	–	–	12,982	–
Fixed index annuity contracts	–	3,602	–	105,928	–	109,530	–
Total liabilities	$12,454	$4,931	$–	$105,936	$–	$123,321	$–

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at July 31, 2010	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2010	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$213,947	$(10,714)	$11,649	$43,291	$1,201	$259,374	$935
Municipal obligations	–	256	(137)	7,992	8,255	16,366	119
Commercial mortgage-backed	5,376	(1,509)	1,243	19,906	–	25,016	(266)
Other mortgage-backed	10,813	–	–	–	(10,813)	–	–
Collateralized debt obligations	36,313	(50,741)	55,902	(347)	–	41,127	5,161
Other debt obligations	534,743	(60,851)	75,692	86,059	(1,169)	634,474	14,841
Synthetic bonds	38,465	3,055	–	(14,052)	–	27,468	3,055
Total bonds	839,657	(120,504)	144,349	142,849	(2,526)	1,003,825	23,845

Equities:
Financial	482	(4,540)	4,575	2,000	–	2,517	35
Transportation	1	1	(1)	–	–	1	–
Government	65,716	–	–	957	–	66,673	–
Total equities	66,199	(4,539)	4,574	2,957	–	69,191	35
Short-term investments	–	–	–	1,000	–	1,000	–
Total assets	$905,856	$(125,043)	$148,923	$146,806	$(2,526)	$1,074,016	$23,880

Liabilities:
Interest rate swaps	$1,578	$(23)	$–	$(290)	$–	$1,265	$–
Embedded derivatives:
GMWB and GMAB reserves	12,723	(1,534)	–	–	–	11,189	–
Total liabilities	$14,301	$(1,557)	$–	$(290)	$–	$12,454	$–

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

		Total Realized/Unrealized					Change in Unrealized
		Gains and Losses					Gains
			Included in	Purchases,			(Losses) in
	Balance at	Included	Other	Issuances,		Balance at	Net Loss
	January 1,	in	Comprehensive	Sales, and		July 30,	for Positions
	2010	Net Loss	Loss	Settlements	Transfers	2010	Still Held
	Predecessor
	(In Thousands)
Assets:
Bonds:
Corporate	$177,002	$(3,500)	$12,139	$28,306	$–	$213,947	$8,639
Commercial mortgage-backed	1,705	–	2,476	(203)	1,398	5,376	2,476
Residential mortgage-backed	83,069	–	–	–	(83,069)	–	–
Other mortgage-backed	–	–	753	307	9,753	10,813	753
Collateralized debt obligations	68,921	(18,448)	26,916	(1,483)	(39,593)	36,313	8,468
Other debt obligations	276,261	(4,644)	33,880	230,370	(1,124)	534,743	29,236
Synthetic bonds	–	694	–	–	37,771	38,465	694
Total bonds	606,958	(25,898)	76,164	257,297	(74,864)	839,657	50,266

Equities:
Financial	2,586	1,800	(1,502)	(2,402)	–	482	298
Transportation	1	–	–	–	–	1	–
Government	64,760	–	–	956	–	65,716	–
Total equities	67,347	1,800	(1,502)	(1,446)	–	66,199	298
Total assets	$674,305	$(24,098)	$74,662	$255,851	$(74,864)	$905,856	$50,564

Liabilities:
Interest rate swaps	$1,657	$359	$–	$(438)	$–	$1,578	$–
Embedded derivatives:
GMWB and GMAB reserves	14,622	(1,899)	–	–	–	12,723	–
Total liabilities	$16,279	$(1,540)	$–	$(438)	$–	$14,301	$–

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

The separation of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2011, is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$81,833	$–	$(28,978)	$–	$52,855
Municipal obligations	–	–	(1,000)	–	(1,000)
Commercial mortgage-backed	3,744	–	(269)	–	3,475
Residential mortgage-backed	1,060	–	(3,098)	–	(2,038)
Other mortgage-backed	750	–	(79)	–	671
Collateralized debt obligations	13,566	–	(15,703)	–	(2,137)
Other debt obligations	399,299	–	(95,593)	–	303,706
Synthetic bonds	3,344	–	(446)	–	2,898
Total bonds	503,596	–	(145,166)	–	358,430

Equities:
Financial	–	–	(2,030)	–	(2,030)
Government	3,990	–	(4,096)	–	(106)
Total equities	3,990	–	(6,126)	–	(2,136)
Short-term investments	5,179	–	37	–	5,216
Options	16,504	–	–	–	16,504
Total assets	$529,269	$–	$(151,255)	$–	$378,014

Liabilities:
Interest rate swaps	$–	$184	$–	$(176)	$8
Embedded derivatives:
GMWB and GMAB reserves	–	–	–	–	–
Fixed index annuity contracts	–	105,928	–	–	105,928
Total liabilities	$–	$106,112	$–	$(176)	$105,936

Assets transferred into and out of Level 3 during the year ended December 31, 2011, were $16.8 million and $90.2 million, respectively; during the period July 31, 2010 through December 31, 2010, were $9.5 million and $12.0 million, respectively; during the period January 1, 2010 through July 30, 2010, were $9.8 million and $84.7 million, respectively. The majority of assets transferred into and out of Level 3 include those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

There were no assets transferred into and out of Level 1 during the year ended December 31, 2011. There were no assets transferred into and out of Level 1 during the period July 31, 2010 through December 31, 2010, nor during the period January 1, 2010 through July 30, 2010.

Assets transferred into and out of Level 2 during the year ended December 31, 2011, were $90.2 million and $16.8 million, respectively. Assets transferred into and out of Level 2 during the period July 31, 2010 through December 31, 2010, were $12.0 million and $9.5 million, respectively, and during the period January 1, 2010 through July 30, 2010, were $84.7 million and $9.8 million, respectively.

The transfers between levels are determined as of the end of the period for which the transfer is completed.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash equivalents and short-term investments – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Investment securities – Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Call options – Fair values of the Company’s call options are obtained from broker quotes or are determined using option pricing models.

Business-owned life insurance, mortgage loans, and note receivable from affiliate – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Interest rate swaps – Fair values of the Company’s interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

Fixed index annuities – embedded derivatives – Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of annual call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

Long-term debt and mortgage debt – Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

Separate account assets and liabilities – The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

14. Condensed Fair Value Information (continued)

	December 31, 2011		December 31, 2010
	Successor		Successor
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)

Cash and cash equivalents	$637,230	$637,230	$135,149	$135,149
Short-term investments	5,279	5,279	3,316	3,316
Bonds (Note 2)	4,439,702	4,440,364	3,726,136	3,725,605
Equity securities (Note 2)	85,783	85,783	88,380	88,380
Synthetic bonds	23,078	23,078	27,468	27,468
Mutual funds	1	1	3,988	3,988
Notes receivable from affiliate	853,918	853,918	723,327	723,327
Mortgage loans	7,404	7,404	8,274	8,274
Policy loans	98,622	98,797	106,187	106,212
Call options	12,132	12,132	–	–
Business-owned life insurance	20,510	20,510	20,600	20,600
Separate account assets	4,121,064	4,121,064	4,862,960	4,862,960
Supplementary contracts without life contingencies	(8,338)	(8,751)	(9,442)	(9,155)
Individual and group annuities	(2,646,910)	(2,684,181)	(2,653,013)	(2,548,021)
Long-term debt	(122,535)	(129,831)	(121,239)	(126,187)
Mortgage debt	(34,413)	(35,976)	(36,597)	(35,492)
Interest rate swaps	(809)	(809)	(1,265)	(1,265)
Fixed index annuities – embedded derivatives	(109,530)	(109,530)	–	–
Separate account liabilities	(4,121,064)	(4,121,064)	(4,862,960)	(4,862,960)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $11.4 million and $8.1 million at December 31, 2011 and 2010, respectively, over the next few years as required by the general partner.

As of December 31, 2011 and 2010, the Company had committed up to $2 million and $35 million in unfunded bridge loans, respectively, and $7 million and $2 million in unfunded revolvers, respectively.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2011 and 2010, the Company has reserved $1,691,000 and $1,649,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

BMCA Asbestos Litigation. The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc. v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee of Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. (G-I) bankruptcy proceeding filed an adversary proceeding complaint, as subsequently amended, against Security Benefit Group, Inc., which was merged with and into SBC on January 1, 2005, and SBL, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I, Building Materials Corporation of America (BMCA). The Asbestos Committee alleges that the transfer of a certain roofing business to BMCA in 1994 was a “fraudulent transfer.” Recovery is sought against the alleged “initial transferee” of the roofing business, BMCA, as well as alleged “mediate” or “immediate” transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I’s assets. The Company and other defendant bondholders have denied the Asbestos Committee’s claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005, and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost benefit analysis was stayed pending a mediation of all disputes between G-I, BMCA, and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

talks resulted in an agreed Plan of Reorganization for G-I pursuant to which all claims against the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved by the bankruptcy court on December 4, 2008, and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the United States IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The United States Environmental Protection Agency also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS appealed the decision. The Third Circuit granted the IRS’s request for stay. The debtors asked for the stay to be dismissed because the appeal is moot given that the G-I Plan had been confirmed, gone effective, and been consummated. In December 2011, the debtors reached an agreement with the IRS which includes a dismissal of the appeal.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se2, inc. (se2) to certain of se2’s customers that have entered into third-party administration agreements with se2.

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company’s results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

Various legal proceedings and other matters have arisen in the ordinary course of the Company’s business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company’s ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

16. Long-Term Debt

At December 31, 2011, the Company has access to a $76 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2011). The Company had no borrowings under this line of credit at December 31, 2011 and 2010. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2011.

The Company has outstanding surplus notes with a carrying value of $122,535,000 and $121,239,000 at December 31, 2011 and 2010, respectively. The surplus notes consist of $50,000,000 of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100,000,000 of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

17. Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $12 million of cash and other marketable securities.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

17. Mortgage Debt (continued)

At December 31, 2011, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2012	$2,335
2013	2,497
2014	2,670
2015	2,856
2016	3,054
Thereafter	21,001
$34,413

18. Related-Party Transactions

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016 (SBC Note 1). Interest on the principal amount of the note was due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal was fully paid. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in Rydex Holdings, LLC (RHLLC), an affiliated company, and 10% of the profits class membership interest and capital class membership interest in Security Investors, LLC (SI), an affiliated company. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $40,000,000.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018 (SBC Note 2). Interest on the principal amount of the note was due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal was fully paid. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $250,000,000.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

On December 30, 2008, the Company entered into an intercompany promissory note due from SBC, which totaled $450,239,000 (SBC Note 3). The note was payable in full at maturity on December 31, 2023. Interest on the principal amount of the note was due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note was payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the membership interest in Security Global Investors, LLC (SGI). The note had been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC could have prepaid all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepaid any of the principal, a proportionate amount of the membership interests pledged would also be released. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $450,239,000.

On July 1, 2010, the Company and SBC amended and restructured SBC Note 2 into a new intercompany promissory note payable in full at maturity on June 30, 2020 (Intercompany Note 1). Interest on the principal amount of the Intercompany Note 1 is due and payable at an escalating annual rate of 6.35% for July 2010 through June 2015, 7.0% for July 2015 through June 2016, 8.0% for July 2016 through June 2018, and 9.0% for July 2018 through June 2020 with quarterly interest payments due until the principal has been fully paid. Principal pay downs of $50,000,000 and $20,000,000 were received during the years ended December 31, 2011 and 2010, respectively. The note was exchanged during December 2011 as described below. The principal balance of the note at the time of exchange was $180,000,000.

On July 1, 2010, the Company and SBC amended and restructured SBC Note 1 and SBC Note 3 into a new $490,239,000 intercompany promissory note payable in full at maturity on June 30, 2023 (Intercompany Note 2). Interest on the principal amount of the Intercompany Note 2 is due and payable at an escalating annual rate of LIBOR plus 2.0% for July 2010 through June 2012, LIBOR plus 2.5% for July 2012 through June 2015, LIBOR plus 3.0% for July 2015 through June 2017, and LIBOR plus 4.0% for July 2017 through June 2023 with quarterly interest payments due until the principal has been fully paid. The principal balance at December 31, 2011, was $490,239,000.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Intercompany Note 1 and Intercompany Note 2 are collateralized with 100% of the membership interest in RHLLC and SI. In the event cash flows from RHLLC and SI are insufficient to pay all contractual interest payments, interest is allowed to increase the principal balance of Intercompany Note 2 first then Intercompany Note 1 for a portion of the contractual interest not covered by the cash flows. In addition, on an annual basis, 50% of the annual excess cash flows, that is cash flows in excess of 125% of the annual aggregate contractual interest of both Intercompany Note 1 and Intercompany Note 2 ended June 30, are required to be paid as a mandatory principal payment. The principal payments shall be applied first to Intercompany Note 1 until paid in full then Intercompany Note 2. Effective July 30, 2010, SBC transferred the intercompany notes to Security Benefit Asset Management Holdings, LLC (SBAMH), an affiliate of the Company. SBAMH is bound to perform the debt service of the intercompany notes, thereby relieving SBC of its obligation to pay Intercompany Note 1 and Intercompany Note 2.

On December 29, 2011, the Company and Note Funding, LLC (NFL), an affiliate, exchanged Intercompany Note 1 with a new $182,794,000 intercompany note payable in full on December 24, 2012 (NFL Note). Interest on the principal amount of the NFL Note is due and payable at an annual rate of 6.45% with interest due at maturity.

During the year ended December 31, 2011, the Company entered into several short-term intercompany notes with SBC Funding, LLC (SBCF), an affiliate (SBCF Notes). The Company had the following short-term notes outstanding, aggregated with similar terms, as of December 31, 2011:

	Interest Rate	Maturity	Principal Balance
	(In Thousands)

SBCF Notes	2.63 – 3.58%	12/14/2012 – 12/21/2012	$180,885
NFL Note	6.45%	12/24/2012	182,794
			$363,679

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Interest received on the intercompany promissory notes is reported in net investment income on the consolidated statements of operations and consisted of the following:

	Year Ended December 31, 2011	July 31, 2010 through December 31, 2010	January 1, 2010 through July 30, 2010	Year Ended December 31, 2009
	(In Thousands)

SBC Note 1	$–	$–	$1,196	$2,392
SBC Note 2	–	–	8,701	17,401
SBC Note 3	–	–	7,418	7,883
Intercompany Note 1	12,287	6,971	1,395	–
Intercompany Note 2	8,451	7,012	1,400	–
SBCF Notes	124	–	–	–
NFL Note	66	–	–	–
	$20,928	$13,983	$20,110	$27,676

Officer mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $7,404,000 and $8,274,000 at December 31, 2011 and 2010, respectively. These loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 3.7%.

The Company paid $55,935,000, $27,915,000, $37,908,000, and $51,752,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, to affiliates for providing management, investment, and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.

The Company received $15,213,000, $6,483,000, $10,013,000, and $10,525,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for service agreement fees. These revenues are included in asset-based fees in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

The Company received $5,085,000, $2,035,000, $2,939,000, and $4,832,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for rent of building space. This income is included in commissions and other operating expense in the consolidated statements of operations.

The Company received $13,337,000, $5,782,000, $7,748,000, and $13,982,000 for the year ended December 31, 2011, the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and the year ended December 31, 2009, respectively, from affiliates for support fees. This income is included in other revenues on the consolidated statements of operations.

The Company has a payable to its affiliates of $162,000 and $11,476,000 as of December 31, 2011 and 2010, respectively, and are included in accounts payable in the consolidated balance sheets.

The Company owns shares of affiliated mutual funds managed by affiliated companies with net asset values totaling $3,988,000 at December 31, 2010. The Company did not own any shares of affiliated mutual funds at December 31, 2011.

The Company has contracted with Guggenheim Investment Management, LLC, an affiliate, to perform investment advisory services. For the year ended December 31, 2011 and the period from July 31, 2010 to December 31, 2010, the Company paid fees of $7,448,000 and $2,827,000, respectively, associated with the services performed. These fees are included in commissions and other operating expense on the consolidated statements of operations.

During 2011, the Company entered into a commission assignment agreement with South Blacktree Agency, LLC (SBT), an affiliated company. Payments to SBT totaled $410,000 for the year ended December 31, 2011, and are included in costs that are capitalized as part of deferred policy acquisition costs.

On February 28, 2010 and July 30, 2010, the Company received $175 million and $165 million, respectively, in capital contributions from SBC.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

The Company paid $25,000,000 in dividends to SBC in 2011. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDLLC (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se2. All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se2. The Company paid $8,762,000 to se2 during 2009 for administrative services related to the TPA Contracts. A management agreement was in place in which the Company reimbursed se2 for expenses incurred by se2 directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se2, and management fees are no longer paid to se2 by the Company in connection with the TPA Contracts.

19. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective September 30, 2011, with retrospective application to existing fixed index annuity contracts, the State of Kansas granted their approval of a permitted accounting practice that differs from NAIC SAP allowing the Company, to the extent the hedging program is and continues to be an economically effective hedge, to record the call options at amortized cost instead of fair value. In addition, for reserve calculation purposes, the account value is assumed to be incremented by the indexed interest credit on policy anniversary. This permitted practice will expire on September 30, 2012, unless extended by the Commissioner of Insurance of the State of Kansas (the Commissioner). As a result of this permitted practice, statutory surplus increased $5,836,000.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 16) of the insurance operations, were $612,840,000 and $615,103,000 at December 31, 2011 and 2010, respectively. Statutory net income of the insurance operations was a gain of $1,234,000, gain of $12,805,000, and loss of $21,098,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2011, the Company’s statutory adjusted capital per the RBC calculation is $715,139,000 as compared to its company action level RBC of $153,198,000 and its authorized control level RBC of $76,599,000.

The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2012, without the disapproval or with the approval of the Commissioner, is $58,186,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

At December 31, 2011, SDI had net capital of $21,558,000, which was $20,717,000 in excess of its required net capital of $841,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SDI’s ratio of aggregate indebtedness to net capital was .58 to 1 at December 31, 2011.

20. Subsequent Events

On February 29, 2012, SBC sold to Guggenheim Capital, LLC (the Purchaser), an affiliate, all of the issued and outstanding membership interests of SBAMH. As part of the sale, the Company exchanged Intercompany Note 1 and Intercompany Note 2 for $11 million in cash, $425 million in a new note issued by SBAMH, and $140 million in preferred units issued by the Purchaser. The new note is comprised of a $300 million tranche and a $125 million tranche with interest rates of 7% and 8%, respectively, secured by SBAMH’s membership interests in RHLLC and RHLLC’s membership interest in SI. Effective February 29, 2012, the Company sold $184 million of the $300 million tranche note and $76 million of the $125 million tranche note to other affiliated companies. In addition, SBC issued an intercompany note in the principal amount of $69 million to the Company which bears interest at 5% and is secured by SBC’s ownership in se2.

Subsequent events have been evaluated through April 9, 2012, which is the date the consolidated financial statements were issued. The Company has evaluated the impact of the events that have occurred subsequent to December 31, 2011. Based on this evaluation, the Company has determined that no events, other than those previously disclosed, have occurred that would be required to be recognized or disclosed in the consolidated financial statements.

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located in the United States.

Financial Statements

Variable Annuity Account XI
Year Ended December 31, 2011
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account XI

Financial Statements

Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account XI
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of Goldman Sachs VIT Strategic Growth, Goldman Sachs VIT Structured Small Cap Equity, Invesco V.I. Global Real Estate, Invesco V.I. International Growth, Janus Aspen Janus Portfolio, Neuberger Berman AMT Socially Responsive, PIMCO VIT Real Return, PIMCO VIT Total Return, Rydex|SGI VT All Cap Value, Rydex|SGI Large Cap Value, Rydex|SGI Mid Cap Value, Rydex|SGI VT MSCI EAFE Equal Weight, Rydex VT Energy Services and T. Rowe Price Mid-Cap Growth subaccounts, as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XI at December 31, 2011, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 27, 2012

2

Variable Annuity Account XI

Statements of Assets and Liabilities

December 31, 2011

	Goldman Sachs VIT Strategic Growth	Goldman Sachs VIT Structured Small Cap Equity	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Janus Aspen Janus Portfolio
Assets:
Mutual funds, at market value	$366,983	$269,311	$31,961	$34,660	$11,055
Total assets	366,983	269,311	31,961	34,660	11,055

Liabilities:
Uncollected actuarial risk fee payable	14	10	1	1	-
Net assets	$366,969	$269,301	$31,960	$34,659	$11,055

Units outstanding	33,526	18,198	2,201	2,273	758

Unit value	$10.95	$14.80	$14.52	$15.25	$14.58

Mutual funds, at cost	$375,808	$286,236	$31,963	$32,552	$10,359
Mutual fund shares	31,528	23,624	2,633	1,314	489
See accompanying notes.

3

Variable Annuity Account XI

Statements of Assets and Liabilities (continued)

December 31, 2011

	Neuberger Berman AMT Socially Responsive	PIMCO VIT Real Return	PIMCO VIT Total Return	Rydex | SGI VT All Cap Value	Rydex | SGI VT Large Cap Value
Assets:
Mutual funds, at market value	$44,318	$72,336	$211,884	$1,149,345	$34,659
Total assets	44,318	72,336	211,884	1,149,345	34,659

Liabilities:
Uncollected actuarial risk fee payable	2	3	8	32	1
Net assets	$44,316	$72,333	$211,876	$1,149,313	$34,658

Units outstanding	2,848	5,188	16,564	44,716	2,501

Unit value	$15.56	$13.94	$12.79	$25.71	$13.86

Mutual funds, at cost	$38,494	$67,881	$215,092	$1,022,580	$35,118
Mutual fund shares	3,080	5,185	19,227	53,834	1,398
See accompanying notes.

4

Variable Annuity Account XI

Statements of Assets and Liabilities (continued)

December 31, 2011

	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT MSCI EAFE Equal Weight	Rydex VT Energy Services	T. Rowe Price Mid- Cap Growth
Assets:
Mutual funds, at market value	$170,729	$424,368	$56,077	$1,698,764
Total assets	170,729	424,368	56,077	1,698,764

Liabilities:
Uncollected actuarial risk fee payable	5	12	2	64
Net assets	$170,724	$424,356	$56,075	$1,698,700

Units outstanding	10,292	31,350	3,380	51,938

Unit value	$16.63	$13.54	$16.59	$32.70

Mutual funds, at cost	$165,009	$479,680	$66,707	$1,768,154
Mutual fund shares	3,194	49,174	2,523	79,867
See accompanying notes.

5

Variable Annuity Account XI

Statements of Operations

Year Ended December 31, 2011

	Goldman Sachs VIT Strategic Growth	Goldman Sachs VIT Structured Small Cap Equity	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Janus Aspen Janus Portfolio
Investment income (loss):
Dividend distributions	$1,745	$2,272	$1,349	$633	$52
Expenses:
Mortality and expense risk charge	(1,792)	(1,353)	(158)	(177)	(99)
Other expense charge	(3,625)	(2,736)	(319)	(358)	(200)
Net investment income (loss)	(3,672)	(1,817)	872	98	(247)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(717)	(521)	6	784	4,281
Change in unrealized appreciation/depreciation on investments during the year	(11,984)	5,138	(3,672)	(3,782)	(3,914)
Net realized and unrealized capital gain (loss) on investments	(12,701)	4,617	(3,666)	(2,998)	367
Net increase (decrease) in net assets from operations	$(16,373)	$2,800	$(2,794)	$(2,900)	$120
See accompanying notes.

6

Variable Annuity Account XI

Statements of Operations (continued)

Year Ended December 31, 2011

	Neuberger Berman AMT Socially Responsive	PIMCO VIT Real Return	PIMCO VIT Total Return	Rydex | SGI VT All Cap Value	Rydex | SGI VT Large Cap Value
Investment income (loss):
Dividend distributions	$123	$1,555	$5,071	$-	$-
Expenses:
Mortality and expense risk charge	(210)	(339)	(876)	(5,686)	(198)
Other expense charge	(425)	(685)	(1,771)	(7,076)	(246)
Net investment income (loss)	(512)	531	2,424	(12,762)	(444)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	2,101	2,732	-	-
Realized capital gain (loss) on sales of fund shares	2,468	614	43	18,715	(1,374)
Change in unrealized appreciation/depreciation on investments during the year	(4,560)	3,784	(245)	(74,831)	(4,395)
Net realized and unrealized capital gain (loss) on investments	(2,092)	6,499	2,530	(56,116)	(5,769)
Net increase (decrease) in net assets from operations	$(2,604)	$7,030	$4,954	$(68,878)	$(6,213)
See accompanying notes.

7

Variable Annuity Account XI

Statements of Operations (continued)

Year Ended December 31, 2011

	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT MSCI EAFE Equal Weight	Rydex VT Energy Services	T. Rowe Price Mid-Cap Growth
Investment income (loss):
Dividend distributions	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(1,145)	(2,348)	(184)	(8,252)
Other expense charge	(1,425)	(2,922)	(373)	(16,688)
Net investment income (loss)	(2,570)	(5,270)	(557)	(24,940)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	6,843	202,454
Realized capital gain (loss) on sales of fund shares	1,072	1,803	35	24,676
Change in unrealized appreciation/depreciation on investments during the year	(30,589)	(84,219)	(16,719)	(246,531)
Net realized and unrealized capital gain (loss) on investments	(29,517)	(82,416)	(9,841)	(19,401)
Net increase (decrease) in net assets from operations	$(32,087)	$(87,686)	$(10,398)	$(44,341)
See accompanying notes.

8

Variable Annuity Account XI

Statements of Changes in Net Assets

Years Ended December 31, 2011 and 2010

	Goldman Sachs VIT Strategic Growth		Goldman Sachs VIT Structured Small Cap Equity		Invesco V.I. Global Real Estate		Invesco V.I. International Growth
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(3,672)	$(3,967)	$(1,817)	$(1,696)	$872	$460	$98	$276
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(717)	(13,045)	(521)	(9,516)	6	30	784	584
Change in unrealized appreciation/depreciation on investments during the year	(11,984)	49,335	5,138	69,198	(3,672)	1,374	(3,782)	2,601
Net increase (decrease) in net assets from operations	(16,373)	32,323	2,800	57,986	(2,794)	1,864	(2,900)	3,461

From contract owner transactions:
Variable annuity deposits	20,744	18,094	4,058	4,143	1,689	1,211	2,230	4,528
Terminations and withdrawals	(40,904)	(28,281)	(14,721)	(22,520)	(463)	-	(412)	(8)
Transfers between subaccounts, net	(13,015)	(9,215)	6,593	16,623	57	21,421	(3,395)	14,884
Net increase (decrease) in net assets from contract owner transactions	(33,175)	(19,402)	(4,070)	(1,754)	1,283	22,632	(1,577)	19,404
Net increase (decrease) in net assets	(49,548)	12,921	(1,270)	56,232	(1,511)	24,496	(4,477)	22,865
Net assets at beginning of year	416,517	403,596	270,571	214,339	33,471	8,975	39,136	16,271
Net assets at end of year	$366,969	$416,517	$269,301	$270,571	$31,960	$33,471	$34,659	$39,136
See accompanying notes.

9

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Janus Aspen Janus Portfolio		Neuberger Berman AMT Socially Responsive		PIMCO VIT Real Return		PIMCO VIT Total Return
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(247)	$(224)	$(512)	$(355)	$531	$89	$2,424	$1,790
Capital gains distributions	-	-	-	-	2,101	793	2,732	5,922
Realized capital gain (loss) on sales of fund shares	4,281	22	2,468	79	614	1,437	43	1,717
Change in unrealized appreciation/depreciation on investments during the year	(3,914)	4,004	(4,560)	6,100	3,784	1,575	(245)	196
Net increase (decrease) in net assets from operations	120	3,802	(2,604)	5,824	7,030	3,894	4,954	9,625

From contract owner transactions:
Variable annuity deposits	1,464	100	-	100	2,006	4,557	18,380	20,008
Terminations and withdrawals	-	-	(930)	-	(1,909)	(52,899)	(4,621)	(116,051)
Transfers between subaccounts, net	(27,625)	31,594	3,390	19,609	(19,906)	65,720	1,494	119,331
Net increase (decrease) in net assets from contract owner transactions	(26,161)	31,694	2,460	19,709	(19,809)	17,378	15,253	23,288
Net increase (decrease) in net assets	(26,041)	35,496	(144)	25,533	(12,779)	21,272	20,207	32,913
Net assets at beginning of year	37,096	1,600	44,460	18,927	85,112	63,840	191,669	158,756
Net assets at end of year	$11,055	$37,096	$44,316	$44,460	$72,333	$85,112	$211,876	$191,669
See accompanying notes.

10

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex | SGI VT All Cap Value		Rydex | SGI VT Large Cap Value		Rydex | SGI VT Mid Cap Value		Rydex | SGI VT MSCI EAFE Equal Weight
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(12,762)	$(12,237)	$(444)	$(158)	$(2,570)	$(1,840)	$(5,270)	$(5,300)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	18,715	3,572	(1,374)	426	1,072	43,044	1,803	(6,060)
Change in unrealized appreciation/depreciation on investments during the year	(74,831)	185,862	(4,395)	2,910	(30,589)	(22,458)	(84,219)	82,598
Net increase (decrease) in net assets from operations	(68,878)	177,197	(6,213)	3,178	(32,087)	18,746	(87,686)	71,238

From contract owner transactions:
Variable annuity deposits	19,651	23,780	1,423	2,830	21,005	19,576	11,301	8,224
Terminations and withdrawals	(95,182)	(75,677)	(822)	(8)	(1,359)	(381,741)	(24,192)	(15,509)
Transfers between subaccounts, net	(19,515)	(15,399)	15,550	9,480	(65,853)	131,951	(46,120)	(35,388)
Net increase (decrease) in net assets from contract owner transactions	(95,046)	(67,296)	16,151	12,302	(46,207)	(230,214)	(59,011)	(42,673)
Net increase (decrease) in net assets	(163,924)	109,901	9,938	15,480	(78,294)	(211,468)	(146,697)	28,565
Net assets at beginning of year	1,313,237	1,203,336	24,720	9,240	249,018	460,486	571,053	542,488
Net assets at end of year	$1,149,313	$1,313,237	$34,658	$24,720	$170,724	$249,018	$424,356	$571,053
See accompanying notes.

11

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010

	Rydex VT Energy Services		T. Rowe Price Mid-Cap Growth
	2011	2010	2011	2010
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(557)	$(226)	$(24,940)	$(21,803)
Capital gains distributions	6,843	-	202,454	90,346
Realized capital gain (loss) on sales of fund shares	35	(93)	24,676	(5,498)
Change in unrealized appreciation/depreciation on investments during the year	(16,719)	3,911	(246,531)	315,587
Net increase (decrease) in net assets from operations	(10,398)	3,592	(44,341)	378,632

From contract owner transactions:
Variable annuity deposits	898	615	40,755	35,086
Terminations and withdrawals	-	-	(55,566)	(74,073)
Transfers between subaccounts, net	44,955	5,367	(50,068)	(10,594)
Net increase (decrease) in net assets from contract owner transactions	45,853	5,982	(64,879)	(49,581)
Net increase (decrease) in net assets	35,455	9,574	(109,220)	329,051
Net assets at beginning of year	20,620	11,046	1,807,920	1,478,869
Net assets at end of year	$56,075	$20,620	$1,698,700	$1,807,920
See accompanying notes.

12

Variable Annuity Account XI

Notes to Financial Statements (continued)

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

Variable Annuity Account XI (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated portfolio of these funds as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Goldman Sachs VIT Strategic Growth		Goldman Sachs Asset Management, LP
Goldman Sachs VIT Structured Small Cap Equity	Institutional	Goldman Sachs Asset Management, LP
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. International Growth	Series I	Invesco Advisers, Inc.
Janus Aspen Janus Portfolio	Service	Janus Capital Management LLC
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Management LLC	Neuberger Berman LLC
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company LLC
Rydex | SGI VT All Cap Value		Guggenheim Investments
Rydex | SGI VT Large Cap Value		Guggenheim Investments
Rydex | SGI VT Mid Cap Value		Guggenheim Investments
Rydex | SGI VT MSCI EAFE Equal Weight (1)		Guggenheim Investments	Security Investors, LLC
Rydex VT Energy Services		Rydex Investments	Valu-Trac Investment Management Ltd.
T. Rowe Price Mid-Cap Growth	Institutional	T. Rowe Price Associates, Inc.
(1)	Prior to May 1, 2011, this subaccount was Rydex | SGI VT Global.

13

Variable Annuity Account XI

Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain of the mutual funds.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Rydex Investments, a company controlled by Security Benefit Corporation.  As disclosed in the above table, Rydex Investments serves as investment adviser for certain of the mutual funds.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of the investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2011, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Goldman Sachs VIT Strategic Growth	$17,450	$54,283
Goldman Sachs VIT Structured Small Cap Equity	89,129	95,006
Invesco V.I. Global Real Estate	3,409	1,253
Invesco V.I. International Growth	3,763	5,241
Janus Aspen Janus Portfolio	1,514	27,922
Neuberger Berman AMT Socially Responsive	14,155	12,205
PIMCO VIT Real Return	6,240	23,414
PIMCO VIT Total Return	70,336	49,919
Rydex | SGI VT All Cap Value	31,021	138,797
Rydex | SGI VT Large Cap Value	38,509	22,801
Rydex | SGI VT Mid Cap Value	69,244	118,016
Rydex | SGI VT MSCI EAFE Equal Weight	18,897	83,166
Rydex VT Energy Services	52,590	449
T. Rowe Price Mid-Cap Growth	321,002	208,303

14

Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
Annuity Reserves

As of December 31, 2011, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that would provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Account is January 1, 2012.  The adoption is not expected to have a material impact on the financial statements.

15

Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•       Level  2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•       Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account’s financial assets and liabilities are recorded at fair value on the statements of assets and liabilities and are categorized as Level 1 as of December 31, 2011 based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2011.

2. Variable Annuity Contract Charges

Administration and Distribution Charge: SBL may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each subaccount’s average daily net assets, except the Rydex | SGI VT Large Cap Value, Rydex | SGI VT MSCI EAFE Equal Weight, Rydex | SGI VT All Cap Value, and Rydex | SGI VT Mid Cap Value subaccounts, for which the maximum annual rate is 0.59%.  SBL is currently charging an annual rate of 0.91% of

16

Variable Annuity Account XI

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

each subaccount’s average daily net assets, except the Rydex | SGI VT Large Cap Value, Rydex | SGI VT MSCI EAFE Equal Weight, Rydex | SGI VT All Cap Value, and Rydex | SGI VT Mid Cap Value subaccounts, which are being charged an annual rate of 0.56%.

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.45% of the average daily net assets of each subaccount.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

17

Variable Annuity Account XI

Notes to Financial Statements (continued)
3. Summary of Unit Transactions

The changes in units outstanding for the period ended December 31, 2011 and 2010, were as follows:

	2011			2010
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Goldman Sachs VIT Strategic Growth	2,182	(5,208)	(3,026)	7,146	(9,277)	(2,131)
Goldman Sachs VIT Structured Small Cap Equity	5,985	(5,942)	43	1,863	(2,168)	(305)
Invesco V.I. Global Real Estate	152	(77)	75	1,465	-	1,465
Invesco V.I. International Growth	226	(314)	(88)	1,773	(505)	1,268
Janus Aspen Janus Portfolio	93	(1,706)	(1,613)	2,256	-	2,256
Neuberger Berman AMT Socially Responsive	807	(689)	118	1,323	-	1,323
PIMCO VIT Real Return	215	(1,751)	(1,536)	6,292	(4,947)	1,345
PIMCO VIT Total Return	5,001	(3,751)	1,250	12,537	(10,747)	1,790
Rydex | SGI VT All Cap Value	1,474	(5,136)	(3,662)	2,376	(5,170)	(2,794)
Rydex | SGI VT Large Cap Value	2,571	(1,767)	804	1,418	(451)	967
Rydex | SGI VT Mid Cap Value	3,763	(7,210)	(3,447)	10,602	(26,462)	(15,860)
Rydex | SGI VT MSCI EAFE Equal Weight	1,362	(5,171)	(3,809)	1,044	(4,135)	(3,091)
Rydex VT Energy Services	2,268	-	2,268	487	(116)	371
T. Rowe Price Mid-Cap Growth	4,013	(5,908)	(1,895)	4,519	(6,336)	(1,817)

18

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2011, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

Subaccount	2011	2010	2009	2008	2007
Goldman Sachs VIT Strategic Growth
Units	33,526	36,552	38,683	40,404	46,606
Unit value	$10.95	$11.40	$10.44	$7.16	$12.46
Net assets	$366,969	$416,517	$403,596	$289,251	$580,759
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	1.36%
Investment income ratio**	0.45%	0.41%	0.46%	0.13%	0.18%
Total return***	(3.95)%	9.20%	45.81%	(42.54)%	8.63%

Goldman Sachs VIT Structured Small Cap Equity
Units	18,198	18,155	18,460	20,091	25,878
Unit value	$14.80	$14.90	$11.61	$9.22	$14.16
Net assets	$269,301	$270,571	$214,339	$185,229	$366,604
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	1.36%
Investment income ratio**	0.84%	0.55%	1.11%	0.61%	0.34%
Total return***	(0.67)%	28.34%	25.92%	(34.89)%	(17.63)%

Invesco V.I. Global Real Estate (1)
Units	2,201	2,126	661	414	-
Unit value	$14.52	$15.74	$13.58	$10.47	$ -
Net assets	$31,960	$33,471	$8,975	$4,336	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	4.12%	3.09%	- %	9.29%	- %
Total return***	(7.75)%	15.91%	29.70%	4.70%	- %

19

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Invesco V.I. International Growth
Units	2,273	2,361	1,093	482	-
Unit value	$15.25	$16.57	$14.89	$11.16	$ -
Net assets	$34,659	$39,136	$16,271	$5,383	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	1.72%	2.42%	1.98%	1.54%	- %
Total return***	(7.97)%	11.28%	33.42%	11.60%	- %

Janus Aspen Janus Portfolio (1)
Units	758	2,371	115	-	-
Unit value****	$14.58	$15.64	$13.88	$10.35	$ -
Net assets	$11,055	$37,096	$1,600	$ -	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	0.22%	0.54%	0.65%	- %	- %
Total return***	(6.78)%	12.68%	34.11%	3.50%	- %

Neuberger Berman AMT Socially Responsive (1)
Units	2,848	2,730	1,407	999	-
Unit value	$15.56	$16.28	$13.45	$10.38	$ -
Net assets	$44,316	$44,460	$18,927	$10,371	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	0.28%	0.02%	2.20%	- %	- %
Total return***	(4.42)%	21.04%	29.58%	3.80%	- %

20

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
PIMCO VIT Real Return (1)
Units	5,188	6,724	5,379	485	-
Unit value	$13.94	$12.66	$11.87	$10.17	$ -
Net assets	$72,333	$85,112	$63,840	$4,934	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	1.98%	1.66%	1.19%	0.09%	- %
Total return***	10.11%	6.66%	16.72%	1.70%	- %

PIMCO VIT Total Return (1)
Units	16,564	15,314	13,524	-	-
Unit value****	$12.79	$12.52	$11.74	$10.44	$ -
Net assets	$211,876	$191,669	$158,756	$ -	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	2.51%	2.35%	2.67%	- %	- %
Total return***	2.16%	6.64%	12.45%	4.40%	- %

Rydex | SGI VT All Cap Value
Units	44,716	48,378	51,172	52,608	64,287
Unit value	$25.71	$27.15	$23.52	$17.86	$29.30
Net assets	$1,149,313	$1,313,237	$1,203,336	$939,577	$1,883,814
Ratio of expenses to net assets*	1.01%	1.01%	1.01%	1.01%	1.01%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(5.30)%	15.43%	31.69%	(39.04)%	1.77%

21

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex | SGI VT Large Cap Value (1)
Units	2,501	1,697	730	-	-
Unit value****	$13.86	$14.56	$12.66	$10.11	$ -
Net assets	$34,658	$24,720	$9,240	$ -	$ -
Ratio of expenses to net assets*	1.01%	1.01%	1.01%	1.01%	- %
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(4.81)%	15.01%	25.22%	1.10%	- %

Rydex | SGI VT Mid Cap Value (1)
Units	10,292	13,739	29,599	790	-
Unit value	$16.63	$18.16	$15.57	$10.93	$ -
Net assets	$170,724	$249,018	$460,486	$8,637	$ -
Ratio of expenses to net assets*	1.01%	1.01%	1.01%	1.01%	- %
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(8.43)%	16.63%	42.45%	9.30%	- %

Rydex | SGI VT MSCI EAFE Equal Weight
Units	31,350	35,159	38,250	42,542	83,632
Unit value	$13.54	$16.25	$14.19	$11.97	$19.62
Net assets	$424,356	$571,053	$542,488	$509,087	$1,641,060
Ratio of expenses to net assets*	1.01%	1.01%	1.01%	1.01%	1.01%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(16.68)%	14.52%	18.55%	(38.99)%	7.95%

22

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2011	2010	2009	2008	2007
Rydex VT Energy Services (1)
Units	3,380	1,112	741	-	-
Unit value****	$16.59	$18.54	$14.91	$9.31	$ -
Net assets	$56,075	$20,620	$11,046	$ -	$ -
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	- %
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(10.52)%	24.35%	60.15%	(6.90)%	- %

T. Rowe Price Mid-Cap Growth
Units	51,938	53,833	55,650	60,879	70,728
Unit value	$32.70	$33.58	$26.57	$18.49	$31.12
Net assets	$1,698,700	$1,807,920	$1,478,869	$1,126,092	$2,201,624
Ratio of expenses to net assets*	1.36%	1.36%	1.36%	1.36%	1.36%
Investment income ratio**	- %	- %	- %	- %	0.21%
Total return***	(2.62)%	26.38%	43.70%	(40.58)%	15.91%

23

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of administration and distribution and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund and excluded.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

****Unit value information is calculated on a daily basis, regardless of whether or not the subaccount has contract owners.

 (1)  For the period from October 24, 2008 (inception date) to December 31, 2008.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

24

PART C
OTHER INFORMATION

Item 24.                 Financial Statements and Exhibits

a.	Financial Statements

The following financial statements are included in Part B of this Registration Statement:  (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011; and (2) the audited financial statements of Variable Annuity Account XI at December 31, 2011, and for each of the specified periods ended December 31, 2011 and 2010, or for portions of such periods as disclosed in the financial statements.

b.	Exhibits
	(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
	(2)	Not Applicable
	(3)	(a)	Facilities Agreement(m)
		(b)	Form of Master Agreement (d)
		(c)	Distribution Agreement - Scarborough(c)
		(d)	Distribution Agreement - SDI(e)
	(4)	Group Unallocated Policy Form (GV6059 1 99)(a)
	(5)	Application (GV7624 6 99) (d)
	(6)	(a)	Composite of Articles of Incorporation of SBL(b)
		(b)	Bylaws of SBL(e)
	(7)	Not Applicable
	(8)	(a)	Participation Agreement - Goldman Sachs
		(b)	Participation Agreement - T. Rowe Price(h)
		(c)	Participation Agreement - Neuberger Berman(n)
		(d)	Participation Agreement - PIMCO
		(e)	Participation Agreement - Janus(i)
		(f)	Participation Agreement - AIM(j)
		(g)	Participation Agreement - Rydex(k)
(i)
		(h)	Participation Agreement - SBL Fund
		(i)	Information Sharing Agreement - Goldman Sachs(g)
		(j)	Information Sharing Agreement - T. Rowe Price(g)
		(k)	Information Sharing Agreement - Security Funds(g)
		(l)	Information Sharing Agreement - Janus(g)
		(m)	Information Sharing Agreement - Neuberger Berman(l)
		(n)	Information Sharing Agreement - PIMCO(l)
		(o)	Information Sharing Agreement - AIM(l)
		(p)	Information Sharing Agreement - Rydex(l)
	(9)	Opinion of Counsel(f)
	(10)	(a)	Consent of Independent Registered Public Accounting Firm
		(b)	Consent of Counsel
	(11)	Not Applicable

(12)	Not Applicable
(13)	Powers of Attorney of Howard R. Fricke, John F. Frye John F. Guyot, Michael P. Kiley, James F. Mullery, and Douglas G. Wolff(o)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed July 30, 1999).

(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed October 26, 1999).

(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed May 1, 2000).

(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed May 1, 2001).

(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement 333-138540 (filed April 15, 2011).

(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008).

(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).

(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).

(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).

(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2012).

(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

Item 25.                 Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Michael P. Kiley*	Chief Executive Officer and Director
Howard R. Fricke*	Director

Name and Principal Business Address	Positions and Offices with Depositor
Douglas G. Wolff*	President and Director
John F. Guyot*	Senior Vice President, General Counsel, Secretary and Director
John F. Frye*	Senior Vice President, Chief Financial Officer, Chief Investment Officer, Treasurer and Director
Roger Offerman*	Senior Vice President and Chief Actuary
James F. Mullery*	Senior Vice President and Director
Kevin M. Watt*	Vice President
Chris Swickard*	Vice President, Associate General Counsel, and Assistant Secretary
Albert DalPorto*	Vice President
Amy J. Lee*	Vice President, Associate General Counsel and Assistant Secretary
Carmen R. Hill*	Second Vice President and Chief Compliance Officer

*One Security Benefit Place, Topeka, KS 66636.

Item 26.                 Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company is indirectly controlled by Sammons Enterprises, Inc.  The Registrant is a segregated asset account of SBL.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other companies directly or indirectly controlled by Sammons Enterprises, Inc. (SEI), as of December 31, 2011, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
1900 Capital Inc.	Delaware	100% by CCI
Advisor Research Center, Inc.	Maryland	100% by RFSL
B/D Ops, LLC	Delaware	33% by SSI

Name	Jurisdiction	Percent Of Voting Securities Owned
Briggs Construction Equipment, Inc.	Delaware	100% by CISI
Briggs de Mexico, S. de R.L. de C.V (Controladora)	Mexico	99% by BEI 1% by BEMI
Briggs Equipment Mexico, Inc. (BEMI)	Delaware	100% by BEI
Briggs Equipment UK Limited	United Kingdom	100% by BUKHI
Briggs Equipment, Inc. (BEI)	Delaware	100% by CISI
Briggs Equipment, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Briggs UK Holding Inc. (BUKHI)	Delaware	100% by CISI
Compatriot Capital, Inc. (CCI)	Delaware	100% by SEA
Consolidated Investment Services, Inc. (CISI)	Nevada	100% by SEI
Crestpark LP, Inc.	Delaware	100% by CISI
Eldridge Investors, LLC	Delaware	100% voting (no ownership) by Guggenheim Lawrence LLC
First Security Benefit Life Insurance and Annuity Company of New York	New York	100% by SBC
Forklift Operations de Mexico, S.A. de C.V.	Mexico	99% by Controladora 1% by BEMI
GBH Venture Co., Inc.	Delaware	100% by CISI
Gila Bend Power Partners, L.L.C.	Delaware	50% by SPDI
GLAC Holdings, LLC (GLACHL)	Delaware	100% by GPFTHL
GP Holdco, LLC (GHL)	Delaware	100% by GPL
GPAM Holdings, Inc.	Delaware	100% by GPAMHL
GPAM Holdings, LLC (GPAMHL)	Delaware	100% by GPL
GPFT Holdco, LLC (GPFTHL)	Delaware	100% by GHL
GPI Ventures LLC	Delaware	100% by GPIRI
Guggenheim Capital, LLC (GCL)	Delaware	38% by SAGE
Guggenheim Insurance Holdco, LLC (GIHL)	Delaware	100% by GPFTHL
Guggenheim Insurance Services, LLC (GIS)	Delaware	100% by GIHL
Guggenheim Investment Management Holdings, LLC (GIMHL)	Delaware	100% by GPFTHL
Guggenheim Investment Management, LLC	Delaware	100% by GIMHL

Name	Jurisdiction	Percent Of Voting Securities Owned
Guggenheim Knights of Security, LLC (GKSL)	Delaware	100% by GPL
Guggenheim Lawrence LLC	Delaware	100% by GPL
Guggenheim Life and Annuity Company	Delaware	100% by GLACHL
Guggenheim Partners Asset Management, LLC	Delaware	99% by GPAMHL
Guggenheim Partners, LLC (GPL)	Delaware	100% by GCL
Guggenheim SBC Holdings, LLC (GSHL)	Delaware	100% voting (no ownership) by GKSL; 100% ownership by Eldridge Investors, LLC
Herakles Investments, Inc. (HII)	Delaware	100% by CISI
Mexicolift Servicios de Personal, S. de R.L. de C.V.	Mexico	99% by Controladora 1% by BEMI
MH Imports, Inc.	Delaware	100% by CISI
Midland National Life Insurance Company (MNL)	Iowa	100% by SFG
Midland National Services Corporation, LLC	Delaware	100% by MNL
MNL Reinsurance Company	Iowa	100% by MNL
Montacargas Yale de Mexico, S.A. de C.V.	Mexico	99% by BEI 1% by BEMI
Mykonos 6420 LP	Texas	85% by MH Imports, Inc.; 1% by Sponsor
North American Company for Life and Health Insurance (NACOLAH)	Iowa	100% by SFG
Note Funding, LLC	Kansas	100% by SBC
Opus 5949 LLC	Texas	75% by Sammons VPC, Inc.
Otter, Inc.	Oklahoma	100% by SPDI
Paragon Life Insurance Company of Indiana (PLICI)	Indiana	100% by PHL
Parkway Mortgage, Inc.	Delaware	100% by CISI
PLIC CRE Holdings, LLC	Delaware	100% by PLICI

Name	Jurisdiction	Percent Of Voting Securities Owned
PLIC Holdings, LLC (PHL)	Delaware	100% by GIHL
Property Disposition, Inc.	Delaware	100% by SFG
Rydex Distributors, LLC	Kansas	100% by RHL
Rydex Fund Services, LLC (RFSL)	Kansas	100% by RHL
Rydex Holdings, LLC (RHL)	Kansas	100% by SBAM
Rydex Specialized Products, LLC	Delaware	100% by SIL
SAGE Assets, Inc. (SAGE)	Delaware	100% by SEA
Sammons BW, Inc	Delaware	100% by SDHI
Sammons Capital, Inc.	Delaware	100% by SEA
Sammons Corporation	Delaware	100% by CISI
Sammons Distribution Holdings, Inc. (SDHI)	Delaware	100% by CISI
Sammons Equity Alliance, Inc. (SEA)	Delaware	100% by CISI
Sammons Financial Group, Inc. (SFG)	Delaware	100% by CISI
Sammons Financial Network, LLC	Delaware	100% by SSI
Sammons Income Properties, Inc.	Delaware	100% by CCI
Sammons Power Development, Inc.(SPDI)	Delaware	100% by SEA
Sammons Retirement Solutions, Inc.	Delaware	100% by SFG
Sammons Securities Company, L.L.C.	Delaware	67% by SSI
Sammons Securities, Inc. (SSI)	Delaware	100% by SFG
Sammons VPC, Inc.	Delaware	100% by SDHI
SBC Funding, LLC	Kansas	100% by SBC
se2, inc.	Kansas	100% by SBC
Security Benefit Academy, Inc.	Kansas	100% by SBC
Security Benefit Asset Management Holdings, LLC (SBAM)	Kansas	100% by SBC
Security Benefit Corporation (SBC)	Kansas	100% by GSHL
Security Benefit Life Insurance Company (SBL)	Kansas	100% by SBC
Security Distributors, Inc.	Kansas	100% by SBL
Security Financial Resources, Inc.	Kansas	100% by SBC
Security Investors, LLC (SIL)	Kansas	100% by RHL
SFG Reinsurance Company	South Carolina	100% by MNL
Solberg Reinsurance Company	Iowa	100% by MNL
Sponsor Investments, L.L.C. (Sponsor)	Texas	75% by HII
SRI Ventures LLC	Delaware	99% by CCI
The Grove Park Inn Resort, Inc. (GPIRI)	Delaware	100% by CISI

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account IX, Separate Account, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of SBL Fund, a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment adviser to SBL Fund.  The purchasers of SBL’s variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters.  Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.      Number of Contractowners

As of February 29, 2012, there was one contract owner under the Non-Qualified Contract issued under Variable Annuity Account XI.

Item 28. Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.

The Articles of Incorporation include the following provision:

   (a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

   (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.          Principal Underwriter

(a)(1)	Security Distributors, Inc. (“SDI”), an affiliate of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)

Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2)	SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)	SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address *	Position and Offices with Underwriter
	James F. Mullery	President and Director
	Amy J. Lee	Secretary and Chief Compliance Officer
	Lorette Ziegler	Treasurer
	Kurt E. Auleta	Vice President and Director
	Ken DiFrancesca	Vice President and Director
	James J. Kiley	Vice President
	Michael K. Reidy	Vice President and Director
	Christopher D. Swickard	Vice President, Assistant Secretary and Director
	Kevin M. Watt	Vice President
	Donald A. Wiley	Vice President
	Michael P. Kiley	Director
  *   One Security Benefit Place, Topeka, KS 66636-0001

(c)	1. Name of Principal Underwriter	2. Net Underwriting Discounts and Commissions	3. Compensation on Redemption	4. Brokerage Commissions	5. Other Compensation
	Security Distributors, Inc.	$864,423.861	N/A	0	N/A

1.  Security Benefit Life Insurance Company pays commissions to broker-dealers through Security Distributors, Inc.  This is the amount paid to Security Distributors, Inc. in connection with all contracts sold through the Separate Account.  Security Distributors, Inc. passes through to the selling broker-dealers all such amounts.

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen 16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)
Registrant undertakes that it will 1) include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information and 2) include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April, 2012.

Security Benefit Life Insurance Company (The Depositor) SBL Variable Annuity Account XI (The Registrant)
By:	/s/ Michael P. Kiley
Michael P. Kiley Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacity indicated on April 27, 2012.

SIGNATURES AND TITLES

By:	/s/ Michael P. Kiley
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John F. Frye, Senior Vice President, Chief Financial Officer (and chief accounting officer), Chief Investment Officer, Treasurer, and Director
By:	*
John F. Guyot, Director
By:	*
Howard R. Fricke, Director
By:	*
James F. Mullery, Director
By:	*
Douglas G. Wolff, Director
*By:	/s/ Chris Swickard
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(8)	(a)	Participation Agreement – Goldman Sachs
	(d)	Participation Agreement - PIMCO
	(h)	Participation Agreement – SBL Fund

(10)	(a)	Consent of Independent Registered Public Accounting Firm
	(b)	Consent of Counsel